UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust
(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
Ridgewood, NJ 07450
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EGA Emerging Global Shares Trust

Annual Report

March 31, 2014

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares EM Dividend High Income ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Dividend Growth ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares TCW EM Intermediate Term Investment Grade Bond ETF

EGShares TCW EM Long Term Investment Grade Bond ETF

EGShares TCW EM Short Term Investment Grade Bond ETF

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Shareholder Letter
May 30, 2014

Dear Shareholder,

For the last year, I have started my letters with a discussion on the generally negative investor sentiment towards emerging markets. The first quarter of 2014 was also a relatively difficult one for our space, but sentiment has seemed to turn to positive. Although flows were strongly negative for the asset class over the entire quarter, there were some meaningfully positive flows in the month of March. Concerns about tapering U.S. monetary stimulus and the continued unrest in Ukraine were credited as the key driver for the outflows.

Our products provide investors with the opportunity to access more targeted exposures to emerging markets and that mindset seems to be becoming more mainstream. More and more strategists do not view broad benchmarks as investment solutions and instead suggest more focused approaches, including EGShares exchange-traded funds (“ETF”s), as potential implementation tools. Emerging Global Advisors (“EGA”) continues to focus on providing you with portfolio construction tools to implement similar investment strategies in emerging markets as you do in developed markets and we appreciate your support of them.

Despite negative investor sentiment towards emerging markets, EGA’s assets under management grew meaningfully from the $1.23 billion as of March 31, 2013. Our assets under management stood at $1.47 billion on March 31, 2014, a 19.5% increase.

In the first quarter of 2014, EGA launched our first three non-equity ETFs. The EGShares TCW EM Short Term, Intermediate Term and Long Term Investment Grade Bond ETFs (SEMF, IEMF and LEMF, respectively) were launched on January 8, 2014. Although they have performed well in the current interest rate and geopolitical environment, and emerging market debt currently offers higher yields relative to developed market counterparts, they have had a slow start.

As always, we remain committed to providing investors with the tools to help them allocate “within” rather than “to” emerging markets. Thank you for the trust you have placed in us through your investment.

Sincerely,

Robert C. Holderith
President
Emerging Global Advisors, LLC

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. Small and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

These Funds may be non-diversified and, as a result, may have greater volatility than diversified-funds. These Funds may concentrate their investments in issuers of one or more particular industries to the same extent that the underlying index. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. In certain circumstances, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value preventing them from tracking the underlying index.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results.

Robert Holderith is a registered representative of ALPS Distributors, Inc. EGShares Funds (“Funds”) are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with EGA or TCW.

EGA Emerging Global Shares Trust   1

Comments from the Chief Investment Officer
May 30, 2014

Dear Shareholder,

Over the past year, we have seen a wide divergence in the performance of emerging markets compared to U.S. domestic markets. The S&P 500 Index’s total return for the year ended March 31, 2014 was 21.86%, outperforming the MSCI Emerging Market (EM) Index’s total return of -0.89%. This represented an even greater demarcation in performance than the prior twelve-month period ended March 31, 2013 where returns were 13.95% for the S&P 500 Index and 2.11% for the MSCI EM Index. Thus, for the two past annual periods, domestic markets trumped emerging markets. Interestingly, the MSCI Frontier Market (FM) Index was within 3.00% of the S&P 500 during each of these 1-year periods, earning 11.04% for the year ended March 31, 2013 and then 24.65% for the year ended March 31, 2014.

Overall, emerging equity and fixed income markets have been out of favor versus most other asset classes, which has been well publicized in the press. However, the outperformance of U.S. equities continues to push through new historical highs. Although frontier markets have been strong recent performers, the MSCI FM Index as of March 31, 2014 is just over half the price of its peak in early 2008. Similarly, the MSCI EM Index needs to appreciate by 35% to hit its high of late 2007. Thus, although U.S. investors have been rewarded by U.S. equity markets since the financial crisis of 2008, there may be room for additional upside in emerging and frontier markets that have not fully recovered. Additionally, while Emerging Market debt started off weak in January, it then rebounded, outperforming market expectations. At current valuations, there may be support for the asset class.

When looking at other developed markets, the pace of recent market success for Developed Europe and Japan has tempered in the opening quarter of 2014. Cheap credit and accommodative policies look to have a limited window and the underlying structural factors based on aging demographics and high savings rates cannot be easily addressed. Investors still need an adequate source of growth for their portfolio returns and, despite the recent volatility, emerging and frontier markets may remain key.

Our firm believes there is an opportunity for those investors who allocate within emerging markets, rather than treating the asset class as one entity. Their varied nature by stage of development, industry bias, forms of law and government or even sheer market size make the use of a term like “emerging markets” a misnomer. If commodities have driven the growth in China in the past, could those sectors that target domestic demand drive potential future growth for the country? How does a smaller, less-developed emerging market compare to a more well-developed frontier market? The terms “emerging markets” and “frontier markets” are becoming harder to box in. For example, while the term “BRIC” was coined over a decade ago to represent the potentially fastest growing EM countries (Brazil, Russia, India and China), today each has its own unique challenges. From sustaining middle class growth to annexations and elections, BRICs in themselves should not be considered as good or bad, but simply the identification of four larger markets that have been combined. Investors can and should think broader than that.

We think about this and how to provide tools so like-minded investors can deploy capital in the most optimal manner possible. To invest not merely “to”, but rather “within” emerging and frontier markets leads to the opportunity to capture potential growth opportunities. Investors can selectively choose an investment focus or theme in addition to allocating to the asset class as a whole through a broad exposure index.

By working actively to design the rules-based approach for our Funds indexing methodology, EGA is able to provide investors portfolio construction tools that allow more accurate targeting of emerging and frontier market investment opportunities.

Richard C. Kang
Chief Investment Officer
Emerging Global Advisors, LLC

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. Small and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

2   EGA Emerging Global Shares Trust

Comments from the Chief Investment Officer  (concluded)
May 30, 2014

These Funds may be non-diversified and, as a result, may have greater volatility than diversified-funds. These Funds may concentrate their investments in issuers of one or more particular industries to the same extent that the underlying index. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. In certain circumstances, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value preventing them from tracking the underlying index.

S&P 500 Index is a broad-based measure of domestic stock market performance. MSCI Emerging Markets Index is an index that is designed to measure equity market performance in global emerging markets. MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. Each of S&P and MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any claims contained herein. One cannot invest directly in an index.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results.

Richard Kang is a registered representative of ALPS Distributors, Inc. EGShares Funds (“Funds”) are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with EGA.

EGA Emerging Global Shares Trust   3

Portfolio Summary (Unaudited)
EGShares Beyond BRICs ETF

Industry Breakdown*

■ Financials	34.5%
■ Telecommunications	18.3
■ Consumer Services	11.8
■ Oil & Gas	9.8
■ Consumer Goods	9.7
■ Industrials	9.4
■ Utilities	3.7
■ Basic Materials	2.5
■ Health Care	0.3

Top Ten Holdings*

MTN Group, Ltd.	3.8%
Sasol, Ltd.	3.7
America Movil SAB de CV	3.6
Naspers, Ltd.	3.5
Industries Qatar QSC	3.2
Qatar National Bank	3.1
Guaranty Trust Bank PLC	2.8
Zenith Bank PLC	2.6
Nigerian Breweries PLC	2.5
Fomento Economico Mexicano SAB de CV	2.3

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (“Underlying Index”). Effective as of October 25, 2013, the Fund began tracking the new Underlying Index instead of the former Indxx Beyond BRICs Index. The Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets, as defined by FTSE’s Country Classification System, ex Brazil, Russia, India, China (BRIC), Taiwan and Argentina. The index is market capitalization weighted, and will generally provide exposure up to 75% emerging markets and 25% frontier markets.

The EGShares Beyond BRICs ETF had a total return of 3.24% at net asset value (“NAV”) for the quarter ended March 31, 2014 and 3.97% annualized return since its inception date of August 15, 2012. The Fund’s NAV had a –3.51% return for the full year ended March 31, 2014. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2014, the top five country weights were Mexico, South Africa, Malaysia, Qatar and Indonesia and the top five industry weights were financials, telecommunications, consumer services, oil & gas and consumer goods.

Portfolio attribution since the index change of October 25, 2013 shows nearly all of the negative geographic impact was as a result of Fund underperformance in Africa/Mideast. By industry, negative impact was from underperformance in financials and industrials. For the period from March 31, 2013 to October 25, 2013 when the Fund was tracking the Indxx Beyond BRICs Index, portfolio attribution shows roughly half of the negative geographic impact was as a result of Fund underperformance in Africa/Mideast. By industry, negative impact was from underperformance in financials, consumer goods/services and telecom.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

4   EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Beyond BRICs Index/ FTSE Beyond BRICs Index(1)
1 Year	-3.51%	-3.66%	-0.57%
Since Inception(2)	3.97%	4.47%	6.62%
1	The index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85% and after expense waivers is 0.58%. EGA has entered into a written fee waiver agreement to waive its advisory fee to 0.58% of the Fund’s average daily net assets without which the performance would have been lower. The Fee Waiver Agreement will remain in effect and will be contractually binding for two years from October 1, 2013. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective October 25, 2013, the EGShares Beyond BRICs ETF's investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Beyond BRICs Index.
2	The Index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   5

Portfolio Summary (Unaudited)
EGShares Brazil Infrastructure ETF

Industry Breakdown*

■ Utilities	46.0%
■ Basic Materials	19.0
■ Industrials	18.0
■ Telecommunications	13.8
■ Health Care	1.8
■ Consumer Services	1.4

Top Ten Holdings*

Companhia Energetica de Minas Gerais Preference Shares	5.4%
CCR SA	5.2
Tractebel Energia SA	5.2
Ultrapar Participacoes SA	5.1
Usinas Siderurgicas de Minas Gerais SA Preference Shares	5.1
Telefonica Brasil SA Preference Shares	5.1
CPFL Energia SA	4.9
Companhia de Saneamento Basico do Estado de Sao Paulo	4.9
Tim Participacoes SA	4.8
Gerdau SA Preference Shares	4.7

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (“Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new Underlying Index instead of the former Indxx Brazil Infrastructure Index. The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that FTSE determines to be representative of Brazil’s infrastructure industries.

The EGShares Brazil Infrastructure ETF had a total return of –3.70% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –1.61% annualized return since its inception date of February 24, 2010. The Fund’s NAV had a –20.36% return for the full year ended March 31, 2014. The Fund is designed to be country specific and to have exposures specific to certain industries. As of March 31, 2014, roughly 97% of Fund assets were in the utilities, basic materials, industrials and telecom industries.

Portfolio attribution since the index change of January 31, 2014 shows nearly all of the negative industry impact was as a result of Fund underperformance in financials and basic materials with outperformance from exposures to utilities and health care. For the period from March 31, 2013 to January 31, 2014 when the Fund was tracking the Indxx Brazil Infrastructure Index, portfolio attribution shows most of the negative impact was as a result of Fund underperformance in utilities with outperformance from exposures in telecom.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6   EGA Emerging Global Shares Trust

EGShares Brazil Infrastructure ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Brazil Infrastructure Index/ FTSE Brazil Infrastructure Extended Index(1)
1 Year	–20.36%	–21.13%	–18.66%
3 Year	–10.07%	–10.88%	–9.23%
Since Inception(2)	–1.61%	–1.90%	0.20%
1	The Index shown is reflective of the Indxx Brazil Infrastructure Index prior to February 3, 2014 and the FTSE Brazil Infrastructure Extended Index thereafter.
2	February 24, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Brazil Infrastructure ETF's investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Brazil Infrastructure Extended Index.
2	The Index shown is reflective of the Indxx Brazil Infrastructure Index prior to February 3, 2014 and the FTSE Brazil Infrastructure Extended Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   7

Portfolio Summary (Unaudited)
EGShares China Infrastructure ETF

Industry Breakdown*

■ Industrials	44.0%
■ Oil & Gas	12.8
■ Utilities	12.3
■ Financials	10.2
■ Basic Materials	10.1
■ Telecommunications	8.5
■ Technology	2.1

Top Ten Holdings*

Anhui Conch Cement Co., Ltd.	6.7%
CSR Corp., Ltd.	5.5
China Oilfield Services, Ltd.	5.5
China Longyuan Power Group Corp.	5.0
China Railway Group, Ltd.	4.5
China Railway Construction Corp., Ltd.	4.5
Huaneng Power International, Inc.	4.5
China Telecom Corp., Ltd.	4.4
China Communications Construction Co., Ltd.	4.4
Weichai Power Co., Ltd.	4.3

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx China Infrastructure Index (“Underlying Index”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that Indxx, LLC determines to be representative of China’s infrastructure industries.

The EGShares China Infrastructure ETF had a total return of –9.57% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –3.12% annualized return since its inception date of February 17, 2010. The Fund’s NAV had a –3.70% return for the full year ended March 31, 2014. The Fund is designed to be country specific and to have exposures specific to certain industries. As of March 31, 2014, roughly 89% of the Fund’s assets were in industrials, oil & gas, utilities, financials and basic materials.

Portfolio attribution for the 12-month period ended March 31, 2014 shows most of the negative industry impact was as a result of Fund underperformance in industrials with outperformance from exposures in utilities and financials.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8   EGA Emerging Global Shares Trust

EGShares China Infrastructure ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx China Infrastructure Index
1 Year	–3.70%	–3.77%	–2.47%
3 Year	–7.64%	–7.92%	–6.22%
Since Inception(1)	–3.12%	–3.16%	–1.33%
1	February 17, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   9

Portfolio Summary (Unaudited)
EGShares EM Dividend High Income ETF

Industry Breakdown*

■ Financials	20.1%
■ Basic Materials	19.6
■ Utilities	14.8
■ Industrials	11.9
■ Consumer Goods	11.6
■ Telecommunications	9.9
■ Consumer Services	8.2
■ Oil & Gas	3.9

Top Ten Holdings*

Cia Paranaense de Energia Preference Shares	2.3%
Companhia Energetica de Minas Gerais Preference Shares	2.3
CEZ AS	2.3
Grendene SA	2.2
Guangzhou R&F Properties Co., Ltd.	2.2
Fauji Fertilizer Co., Ltd.	2.2
Tekfen Holding AS	2.2
Banco do Brasil SA	2.2
PT Matahari Putra Prima Tbk	2.1
Light SA	2.1

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares EM Dividend High Income ETF (ticker: EMHD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Equal Weighted Emerging All Cap ex-Taiwan Diversified Dividend Yield 50 Index (“Underlying Index”). The Underlying Index is equally-weighted and measures the stock performance of the top 50 emerging market companies ranked by trailing dividend yield, with a limit of no more than 10 stocks per industry and country.

The EGShares EM Dividend High Income ETF had a total return of –0.69% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –3.54% return since its inception date of August 15, 2013. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ended March 31, 2014. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2014, the top five country weights were Brazil, China, Turkey, South Africa and Pakistan and the top five industry weights were financials, basic materials, utilities, industrials and consumer goods.

Portfolio attribution since the August 15, 2013 inception date shows much of the negative country impact was as a result of Fund underperformance in India with outperformance from exposures to Hong Kong, Egypt and South Africa. By industry, portfolio attribution shows much of the negative impact was as a result of Fund underperformance from technology, basic materials and oil & gas with outperformance from exposures in utilities, industrials and financials.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10   EGA Emerging Global Shares Trust

EGShares EM Dividend High Income ETF

Performance as of 3/31/2014

	Total Return
	Fund Net Asset Value	Fund Market Price	FTSE Equal Weighted Emerging All Cap ex Taiwan Diversified Dividend Yield 50 Index
Since Inception(1)	–3.54%	–3.44%	–1.70%
1	August 15, 2013.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   11

Portfolio Summary (Unaudited)
EGShares Emerging Markets Consumer ETF

Industry Breakdown*

■ Consumer Goods	54.4%
■ Consumer Services	45.6

Top Ten Holdings*

Naspers, Ltd.	9.0%
AMBEV SA	7.6
Fomento Economico Mexicano SAB de CV	5.5
Magnit OJSC	5.0
Grupo Televisa SAB	4.5
BRF SA	4.3
PT Astra International Tbk	4.3
Wal-Mart de Mexico SAB de CV	4.0
ITC, Ltd.	4.0
Want Want China Holdings, Ltd.	3.8

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 Index (“Underlying Index”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that S&P Dow Jones Indices determines to be representative of the emerging market Consumer Goods and Consumer Services Industries.

The EGShares Emerging Markets Consumer ETF had a total return of –0.15% at net asset value (“NAV”) for the quarter ended March 31, 2014 and 8.84% annualized return since its inception date of September 14, 2010. The Fund’s NAV had a 0.82% return for the full year ended March 31, 2014. The Fund is designed to be broadly allocated by country, yet sector specific. As of March 31, 2014, the top five country weights were South Africa, Mexico, China, Brazil and Chile. The Fund was split at approximately 54% consumer goods and 46% consumer services based on Industry Classification Benchmark (“ICB”). Based on Global Industry Classification Benchmark (“GICS”), the breakdown was roughly 61% consumer staples and 39% consumer discretionary.

Portfolio attribution for the 12-month period ended March 31, 2014 shows most of the negative geographic impact was as a result of Fund underperformance in China, but with outperformance from exposures in South Africa and Mexico.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12   EGA Emerging Global Shares Trust

EGShares Emerging Markets Consumer ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Titans 30 Index
1 Year	0.82%	0.59%	2.09%
3 Year	5.84%	5.82%	6.86%
Since Inception(1)	8.84%	8.87%	10.22%
1	September 14, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   13

Portfolio Summary (Unaudited)
EGShares Emerging Markets Core ETF

Sector Breakdown*

■ Consumer Discretionary	20.5%
■ Financials	15.5
■ Consumer Staples	14.1
■ Industrials	9.7
■ Information Technology	9.5
■ Health Care	7.8
■ Utilities	7.1
■ Materials	5.9
■ Energy	5.4
■ Telecommunication Services	4.5

Top Ten Holdings*

Grupo Televisa SAB	1.7%
Tenaga Nasional Bhd	1.6
Tata Motors, Ltd.	1.6
Wipro, Ltd.	1.5
Embraer SA	1.5
Genting Malaysia Bhd	1.4
Steinhoff International Holdings, Ltd.	1.4
Dr. Reddy's Laboratories, Ltd.	1.4
Powszechny Zaklad Ubezpieczen SA	1.4
Richter Gedeon Nyrt	1.4

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Emerging Markets Core ETF (ticker: EMCR)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (“Underlying Index”). The Underlying Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries.

The EGShares Emerging Markets Core ETF had a total return of –0.29% at net asset value (“NAV”) for the quarter ended March 31, 2014 and 2.85% annualized return since its inception date of October 16, 2012. The Fund’s NAV had a –0.36% return for the full year ended March 31, 2014. The Fund is designed to be broadly allocated by both country and sector. As of March 31, 2014, the top five country weights were China, India, South Africa, Mexico, and Brazil and the top five sector weights were consumer discretionary, financials, consumer staples, industrials and information technology.

Portfolio attribution for the 12-month period ended March 31, 2014 shows much of the negative geographic impact was as a result of Fund underperformance in India, China and Malaysia with outperformance from exposures in Thailand and Mexico. By industry, negative impact was primarily from underperformance in financials, consumer staples and healthcare with positive impact from telecom and utilities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

14   EGA Emerging Global Shares Trust

EGShares Emerging Markets Core ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P Emerging Markets Core Index
1 Year	-0.36%	-1.02%	1.11%
Since Inception(1)	2.85%	2.85%	4.24%
1	October 16, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.70%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   15

Portfolio Summary (Unaudited)
EGShares Emerging Markets Dividend Growth ETF

Industry Breakdown*

■ Financials	23.9%
■ Basic Materials	12.9
■ Oil & Gas	12.7
■ Consumer Goods	12.6
■ Utilities	11.2
■ Industrials	10.8
■ Consumer Services	9.5
■ Telecommunications	5.3
■ Health Care	1.1

Top Ten Holdings*

MTN Group, Ltd.	3.0%
Sberbank of Russia	2.9
Itau Unibanco Holding SA Preference Shares	2.9
Gazprom OAO	2.9
Banco Bradesco SA	2.9
Bank of China, Ltd.	2.8
Vale SA Preference Shares	2.7
China Shenhua Energy Co., Ltd.	2.7
Uralkali OJSC	2.7
PT Bank Rakyat Indonesia Persero Tbk	2.6

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Emerging Markets Dividend Growth ETF (ticker: EMDG)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Diversified Capped Dividend Growth 50 Index (“Underlying Index”). The Underlying Index is a capped free float market-cap weighted index that measures the stock performance of 50 emerging market companies with a high compounded annual dividend growth rate. The index has been designed to capture diversified securities across emerging market countries that have been screened for consistent dividend quality.

The EGShares Emerging Markets Dividend Growth ETF had a total return of 0.90% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –0.45% return since its inception date of July 1, 2013. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ended March 31, 2014. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2014, the top five country weights were China, Brazil, Indonesia, Russia and South Africa and the top five industry weights were financials, basic materials, oil & gas, consumer goods and utilities.

Portfolio attribution since the July 1, 2013 inception date shows much of the negative country impact was a result of Fund underperformance in Brazil and India with outperformance from exposures to South Africa. By industry, portfolio attribution shows much of the negative impact was as a result of Fund underperformance from financials and consumer goods with outperformance from exposures in oil & gas.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

16   EGA Emerging Global Shares Trust

EGShares Emerging Markets Dividend Growth ETF

Performance as of 3/31/2014

	Total Return
	Fund Net Asset Value	Fund Market Price	FTSE Emerging All Cap ex Taiwan Diversified Capped Dividend Growth 50 Index
Since Inception(1)	–0.45%	–0.62%	1.43%
1	July 1, 2013.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   17

Portfolio Summary (Unaudited)
EGShares Emerging Markets Domestic Demand ETF

Sector Breakdown*

■ Consumer Staples	31.1%
■ Telecommunication Services	30.0
■ Consumer Discretionary	25.7
■ Utilities	8.5
■ Health Care	4.7

Top Ten Holdings*

MTN Group, Ltd.	5.2%
China Mobile, Ltd.	4.8
AMBEV SA	4.8
America Movil SAB de CV	4.7
Naspers, Ltd.	4.4
Grupo Televisa SAB	4.2
PT Astra International Tbk	4.2
Fomento Economico Mexicano SAB de CV	3.0
Magnit OJSC	2.7
Tenaga Nasional Bhd	2.7

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Emerging Markets Domestic Demand ETF (ticker: EMDD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Domestic Demand Index (“Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new Underlying Index instead of the former Indxx Emerging Markets Domestic Demand Index. The Underlying Index is free-float market capitalization-weighted stock market index comprised of 50 emerging markets companies in the consumer staples, consumer discretionary, telecommunication services, health care and the utilities sectors.

The EGShares Emerging Markets Domestic Demand ETF had a total return of 0.00% at net asset value (“NAV”) for the quarter ended March 31, 2014 and 7.87% annualized return since its inception date of August 15, 2012. The Fund’s NAV had a 1.70% return for the full year ended March 31, 2014. The Fund is designed to be broadly allocated by country, but limited to certain industries. As of March 31, 2014, the top five country weights were South Africa, China, Mexico, India and Brazil and roughly 87% of the Fund’s assets were in the top three sectors: consumer staples, telecom and consumer discretionary.

Portfolio attribution since the index change of January 31, 2014 shows much of the negative geographic impact was as a result of Fund underperformance from East Asia although with some outperformance from exposures to South Africa. By industry, negative impact was from telecom and utilities with some positive impact from consumer discretionary. For the period from March 31, 2013 to January 31, 2014 when the Fund was tracking the Indxx Emerging Markets Domestic Demand Index, portfolio attribution shows much of the negative impact was as a result of Fund underperformance in India and China with outperformance from South Africa and Mexico. By sector, underperformance came from exposures in consumer staples with outperformance from consumer discretionary.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

18   EGA Emerging Global Shares Trust

EGShares Emerging Markets Domestic Demand ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Markets Domestic Demand Index/S&P Emerging Markets Domestic Demand Index(1)
1 Year	1.70%	1.32%	3.11%
Since Inception (2)	7.87%	8.16%	9.65%
1	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Emerging Markets Domestic Demand ETF's investment objective was revised to seek investment results that correspond to the price and yield performance of the S&P Emerging Markets Domestic Demand Index.
2	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   19

Portfolio Summary (Unaudited)
EGShares India Consumer ETF

Industry Breakdown*

■ Consumer Goods	80.2%
■ Industrials	13.7
■ Consumer Services	6.1

Top Ten Holdings*

Godrej Consumer Products, Ltd.	5.7%
Motherson Sumi Systems, Ltd.	5.5
Bosch, Ltd.	5.4
Hero MotoCorp, Ltd.	5.1
Bajaj Auto, Ltd.	5.0
United Spirits, Ltd.	5.0
Mahindra & Mahindra, Ltd.	5.0
Tata Motors, Ltd.	5.0
MRF, Ltd.	4.8
Dabur India, Ltd.	4.8

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (“Underlying Index”). The Underlying Index is comprised of 30 stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry in India.

The EGShares India Consumer ETF had a total return of 10.65% at net asset value (“NAV”) for the quarter ended March 31, 2014 and 8.34% annualized return since its inception date of August 10, 2011. The Fund’s NAV had an 11.86% return for the full year ended March 31, 2014. The Fund is designed to be country specific and to have exposures specific to certain industries. As of March 31, 2014, roughly 94% of Fund assets were in the top five sector weights, automobile & parts, personal goods, industrial engineering (mainly auto components), beverages and food producers.

Portfolio attribution for the 12-month period ended March 31, 2014 shows negative sector impact as a result of Fund underperformance in automobile & parts with large outperformance from exposures in media and travel/leisure.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

20   EGA Emerging Global Shares Trust

EGShares India Consumer ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Consumer Index
1 Year	11.86%	12.08%	13.62%
Since Inception(1)	8.34%	8.43%	10.02%
1	August 10, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.89%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions, if any. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   21

Portfolio Summary (Unaudited)
EGShares India Infrastructure ETF

Industry Breakdown*

■ Industrials	45.4%
■ Utilities	20.9
■ Basic Materials	11.3
■ Telecommunications	10.7
■ Oil & Gas	4.9
■ Consumer Goods	3.4
■ Financials	2.3
■ Consumer Services	1.1

Top Ten Holdings*

Bharat Heavy Electricals, Ltd.	7.4%
Tata Steel, Ltd.	6.4
Larsen & Toubro, Ltd.	6.4
Adani Ports and Special Economic Zone, Ltd.	5.0
Tata Motors, Ltd.	4.9
GAIL India, Ltd.	4.9
NMDC, Ltd.	4.8
Tata Power Co., Ltd.	4.6
Ambuja Cements, Ltd.	4.5
Siemens, Ltd.	4.4

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (“Underlying Index”). The Underlying Index is a free-float capitalization- weighted stock market index comprised of 30 leading emerging market companies that Indxx, LLC determines to be representative of India’s infrastructure sectors.

The EGShares India Infrastructure ETF had a total return of 6.67% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –11.13% annualized return since its inception date of August 11, 2010. The Fund’s NAV had a 4.04% return for the full year ended March 31, 2014. The Fund is designed to be country specific and to have exposures specific to certain industries. As of March 31, 2014, roughly 93% of the Fund’s assets were in the top five industries of industrials, utilities, basic materials, telecom and oil & gas.

Portfolio attribution for the 12-month period ended March 31, 2014 shows negative industry impact as a result of large Fund underperformance in basic materials with large outperformance from exposures in industrials and telecom.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

22   EGA Emerging Global Shares Trust

EGShares India Infrastructure ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Infrastructure Index
1 Year	4.04%	4.49%	6.32%
3 Year	–12.44%	–12.41%	–11.41%
Since Inception(1)	–11.13%	–10.98%	–10.07%
1	August 11, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   23

Portfolio Summary (Unaudited)
EGShares India Small Cap ETF

Industry Breakdown*

■ Financials	35.4%
■ Consumer Goods	22.4
■ Industrials	18.9
■ Utilities	9.4
■ Technology	4.8
■ Oil & Gas	3.4
■ Health Care	2.8
■ Consumer Services	1.6
■ Telecommunications	1.2
■ Basic Materials	0.1

Top Ten Holdings*

Yes Bank, Ltd.	5.7%
Cummins India, Ltd.	4.6
Federal Bank, Ltd.	4.5
LIC Housing Finance, Ltd.	3.9
MRF, Ltd.	3.6
Jaiprakash Associates, Ltd.	3.5
Tata Global Beverages, Ltd.	3.4
Exide Industries, Ltd.	3.2
Crompton Greaves, Ltd.	3.1
Mindtree, Ltd.	3.1

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (“Underlying Index”). The Underlying Index is comprised of 75 stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The EGShares India Small Cap ETF had a total return of 9.26% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –10.39% annualized return since its inception date of July 7, 2010. The Fund’s NAV had a 4.29% return for the full year ended March 31, 2014. The Fund is designed to be country specific and to gain exposure to a variety of industries. As of March 31, 2014, roughly 91% of the Fund’s assets were in the top five industry weights of financials, consumer goods, industrials, utilities and technology.

Portfolio attribution for the 12-month period ended March 31, 2014 shows negative industry impact as a result of Fund underperformance in oil & gas, basic materials and consumer goods with outperformance from exposures in financials and technology.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

24   EGA Emerging Global Shares Trust

EGShares India Small Cap ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Small Cap Index
1 Year	4.29%	4.30%	6.69%
3 Year	–11.74%	–11.98%	–10.74%
Since Inception(1)	–10.39%	–10.47%	–9.15%
1	July 7, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   25

Portfolio Summary (Unaudited)
EGShares Low Volatility Emerging Markets Dividend ETF

Industry Breakdown*

■ Telecommunications	25.5%
■ Financials	18.4
■ Utilities	13.9
■ Oil & Gas	11.0
■ Industrials	9.8
■ Basic Materials	9.8
■ Consumer Goods	7.4
■ Consumer Services	4.2

Top Ten Holdings*

Coal India, Ltd.	5.1%
Powszechny Zaklad Ubezpieczen SA	4.7
PT Indo Tambangraya Megah Tbk	4.6
Mobile TeleSystems	4.5
Ecopetrol SA	4.4
Lewis Group, Ltd.	4.2
The Bangchak Petroleum PCL NVDR	4.1
AES Tiete SA Preference Shares	4.1
CEZ AS	4.1
Tianneng Power International, Ltd.	3.8

*	Expressed as a percentage of total investments in securities as of 3/31/2014. Holdings are subject to change.

EGShares Low Volatility Emerging Markets Dividend ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index (“Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new Underlying Index instead of the former Indxx Emerging Market High Income Low Beta Index. The Underlying Index is a dividend yield weighted stock market index comprised of 30 emerging markets companies that have a high dividend yield and low beta. The Underlying Index is screened for size and liquidity, dividend quality and volatility.

The EGShares Low Volatility Emerging Markets Dividend ETF had a total return of –6.29% at net asset value (“NAV”) for the quarter ended March 31, 2014 and –3.68% annualized return since its inception date of August 4, 2011. The Fund’s NAV had a –15.14% return for the full year ended March 31, 2014. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2014, the top five country weights were Brazil, Thailand, China, Czech Republic and South Africa and the top five industry weights were telecom, financials, utilities, oil & gas and industrials.

Portfolio attribution since the index change of January 31, 2014 shows nearly all of the negative country impact was as a result of Fund underperformance in Russia, China and India with outperformance from exposures to Brazil. For the period from March 31, 2013 to January 31, 2014 when the Fund was tracking the Indxx Emerging Market High Income Low Beta Index, portfolio attribution shows most of the negative impact was as a result of Fund underperformance from South Africa and Colombia with very large outperformance from exposures in Turkey.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

26   EGA Emerging Global Shares Trust

EGShares Low Volatility Emerging Markets Dividend ETF

Performance as of 3/31/2014

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Market High Income Low Beta Index/FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index(1)
1 Year	–15.14%	–15.98%	–14.94%
Since Inception(2)	–3.68%	–3.84%	–2.72%
1	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014 and the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index thereafter.
2	August 4, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Low Volatility Emerging Markets Dividend ETF's investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index.
2	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014 and the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   27

Portfolio Summary (Unaudited)
EGShares TCW EM Intermediate Term Investment Grade Bond ETF

Sector Breakdown*

■ Corporate Bonds	63.0%
■ Government	37.0

Top Ten Holdings*

Petroleos Mexicanos	12.5%
Brazilian Government International Bond	11.5
Myriad International Holdings BV	11.1
Bank of China Hong Kong, Ltd.	10.5
Republic of Latvia	9.9
Russian Foreign Bond - Eurobond	8.0
Turkey Government International Bond	7.6
Ecopetrol SA	6.2
Majapahit Holding BV	5.9
Petronas Capital, Ltd.	5.8

*	Expressed as a percentage of total investments in securities as of 3/31/2014, excluding cash and other assets in excess of liabilities. Holdings are subject to change.

EGShares TCW EM Intermediate Term Investment Grade Bond ETF (ticker: IEMF)

The EGShares TCW EM Intermediate Term Investment Grade Bond ETF (the “Fund”), subadvised by TCW Investment Management Company, seeks investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Intermediate Term Investment Grade Bond Index (the “Underlying Index”). The Underlying Index is comprised of investment grade emerging markets bonds denominated in U.S. dollars with remaining maturities between four and seven years. Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade, U.S. dollar denominated emerging markets intermediate term sovereign and corporate bonds.

Given the size of the Fund and constraints to investment amounts due to round lots, the Fund is managed using a sampling process versus full replication. This may impact the ability for the Fund to closely track the underlying benchmark.

The Fund is designed to be broadly diversified, as it provides access to a wide universe of EM debt via both sovereign and corporate bonds. As of March 31, 2104, the top five country weights were Netherlands, Mexico, Brazil, China and Latvia and the sector breakdown was approximately 63% corporate bonds and 37% government bonds.

The EGShares TCW EM Intermediate Term Investment Grade Bond ETF had a total return of –0.17% at net asset value (“NAV”) for the month ended March 31, 2014 and 1.65% return since its inception date of January 8, 2014. Based on this inception date, the Fund did not have enough historical pricing to cover a full year or quarter ended March 31, 2014.

Currently, the small size of the Fund, coupled with the minimum blocks in which bonds trade, necessitates certain country overweights and underweights relative to the benchmark. Underweight positioning in Russia drove outperformance versus the benchmark. The Fund’s overweight Indonesia exposure further contributed to outperformance. The Fund’s overweight exposure to Brazil and Indonesia contributed negatively to relative performance.

Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile. The Fund’s investments denominated in foreign currencies will decline in value if the foreign currency declines in value relative to the U.S. dollar.

Non-investment grade securities may be subject to greater fluctuations in value and risk of loss of income and principal than higher-rated securities. Fixed income investments entail interest rate risk, the risk of issuer default, issuer credit risk, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise and an investor can lose principal. Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where the investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

28   EGA Emerging Global Shares Trust

EGShares TCW EM Intermediate Term Investment Grade Bond ETF

Performance as of 3/31/2014

	Total Return
	Fund Net Asset Value	Fund Market Price	J.P. Morgan Custom EM Intermediate Term Investment Grade Bond Index
Since Inception[1]	1.65%	1.05%	1.65%
1	January 8, 2014.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.65%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   29

Portfolio Summary (Unaudited)
EGShares TCW EM Long Term Investment Grade Bond ETF

Sector Breakdown*

■ Corporate Bonds	65.7%
■ Government	34.3

Top Ten Holdings*

Banco Nacional de Desenvolvimento Economico E Social	13.0%
Transportadora de Gas Internacional SA ESP	10.4
Comision Federal de Electricidad	10.1
CNOOC Finance 2012, Ltd.	9.8
Baidu, Inc.	9.5
Petrobras Global Finance BV	9.1
Novatek OAO via Novatek Finance, Ltd.	8.9
Turkey Government International Bond	8.0
Petroleos Mexicanos	7.8
Philippine Government International Bond	7.8

*	Expressed as a percentage of total investments in securities as of 3/31/2014, excluding cash and other assets in excess of liabilities. Holdings are subject to change.

EGShares TCW EM Long Term Investment Grade Bond ETF (ticker: LEMF)

The EGShares TCW EM Long Term Investment Grade Bond ETF (the “Fund”), subadvised by TCW Investment Management Company, seeks investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Long Term Investment Grade Bond Index (the “Underlying Index”). The Underlying Index is comprised of investment grade emerging markets bonds denominated in U.S. dollars with remaining maturities between eight and twelve years. Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade, U.S. dollar denominated emerging markets long term sovereign and corporate bonds.

Given the size of the Fund and constraints to investment amounts due to round lots, the Fund is managed using a sampling process versus full replication. This may impact the ability for the Fund to closely track the underlying benchmark.

The Fund is designed to be broadly diversified, as it provides access to a wide universe of EM debt via both sovereign and corporate bonds. As of March 31, 2014, the top five country weights were Brazil, China, Mexico, Colombia and Russia and the sector breakdown was approximately 65.7% corporate bonds and 34.3% government bonds.

The EGShares TCW EM Long Term Investment Grade Bond ETF had a total return of 0.15% at net asset value (“NAV”) for the month ended March 31, 2014 and 2.58% return since its inception date of January 8, 2014. Based on this inception date, the Fund did not have enough historical pricing to cover a full year or quarter ended March 31, 2014.

Currently, the small size of the Fund, coupled with the minimum blocks in which bonds trade, necessitates certain country overweights and underweights relative to the benchmark. Underweight exposure to Indonesia and South Africa drove underperformance versus the benchmark. On the other hand, the Fund’s exposure to Brazil and China were the strongest drivers of positive performance versus the benchmark.

Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile. The Fund’s investments denominated in foreign currencies will decline in value if the foreign currency declines in value relative to the U.S. dollar.

Non-investment grade securities may be subject to greater fluctuations in value and risk of loss of income and principal than higher-rated securities. Fixed income investments entail interest rate risk, the risk of issuer default, issuer credit risk, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise and an investor can lose principal. Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where the investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

30   EGA Emerging Global Shares Trust

EGShares TCW EM Long Term Investment Grade Bond ETF

Performance as of 3/31/2014

	Total Return
	Fund Net Asset Value	Fund Market Price	J.P. Morgan Custom EM Long Term Investment Grade Bond Index
Since Inception[1]	2.58%	2.73%	3.20%
1	January 8, 2014.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.65%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   31

Portfolio Summary (Unaudited)
EGShares TCW EM Short Term Investment Grade Bond ETF

Sector Breakdown*

■ Corporate Bonds	75.0%
■ Government	25.0

Top Ten Holdings*

Export-Import Bank of China (The)	10.8%
QNB Finance, Ltd.	10.7
America Movil SAB de CV	10.6
Turkey Government International Bond	8.5
Mexico Government International Bond	5.7
Rosneft Finance SA	5.6
Indonesia Government International Bond	5.5
Gazprom OAO Via Gaz Capital SA	5.5
Bank of India	5.4
Gazprombank OJSC Via GPB Eurobond Finance PLC	5.4

*	Expressed as a percentage of total investments in securities as of 3/31/2014, excluding cash and other assets in excess of liabilities. Holdings are subject to change.

EGShares TCW EM Short Term Investment Grade Bond ETF (ticker: SEMF)

The EGShares TCW EM Short Term Investment Grade Bond ETF (the “Fund”), subadvised by TCW Investment Management Company, seeks investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Short Term Investment Grade Bond Index (the “Underlying Index”). The Underlying Index is comprised of investment grade emerging markets bonds denominated in U.S. dollars with remaining maturities between one and three years. Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade, U.S. dollar denominated emerging markets short term sovereign and corporate bonds.

Given the size of the Fund and constraints to investment amounts due to round lots, the Fund is managed using a sampling process versus full replication. This may impact the ability for the Fund to closely track the underlying benchmark.

The EGShares TCW EM Short Term Investment Grade Bond ETF had a total return of –0.59% at net asset value (“NAV”) for the month ended March 31, 2014 and –0.13% return since its inception date of January 8, 2014. Based on this inception date, the Fund did not have enough historical pricing to cover a full year or quarter ended March 31, 2014. The Fund is designed to be broadly allocated by both country and industry. As of March 31, 2014, the top five country weights were Cayman, Mexico, Luxembourg, China and Turkey and the sector breakdown was approximately 75% corporate bonds and 25% government bonds.

Portfolio attribution since the January 8, 2014 inception date shows that large exposures to Brazil and Russia were the primary factors that negatively impacted the Fund, while exposures to Turkey and Indonesia positively impacted the Fund’s performance.

Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile. The Fund’s investments denominated in foreign currencies will decline in value if the foreign currency declines in value relative to the U.S. dollar.

Non-investment grade securities may be subject to greater fluctuations in value and risk of loss of income and principal than higher-rated securities. Fixed income investments entail interest rate risk, the risk of issuer default, issuer credit risk, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise and an investor can lose principal. Fund share prices and returns will fluctuate with market conditions, currencies, and the economic and political climates where the investments are made. Emerging markets securities carry special risks, such as less developed or less efficient trading markets, a lack of company information, and differing auditing and legal standards. The securities markets of emerging markets countries can be extremely volatile.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

32   EGA Emerging Global Shares Trust

EGShares TCW EM Short Term Investment Grade Bond ETF

Performance as of 3/31/2014

	Total Return
	Fund Net Asset Value	Fund Market Price	J.P. Morgan Custom EM Short Term Investment Grade Bond Index
Since Inception[1]	–0.13%	–0.23%	0.43%
1	January 8, 2014.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.65%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   33

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGShares ETF, you incur advisory fees and other Fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2013 to March 31, 2014) or a shorter period for Funds that commenced operations after October 1, 2013.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 3/31/2014” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34   EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited)  (concluded)

	Beginning Account Value 10/1/2013	Ending Account Value 3/31/2014	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2014(1)
EGShares Beyond BRICs ETF
Actual	$1,000.00	$1,059.95	0.59%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$929.82	0.85%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares China Infrastructure ETF
Actual	$1,000.00	$947.84	0.85%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares EM Dividend High Income ETF
Actual	$1,000.00	$942.77	0.85%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Emerging Markets Consumer ETF (Consolidated)(2)
Actual	$1,000.00	$994.68	0.83%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18
EGShares Emerging Markets Core ETF (Consolidated)(2)
Actual	$1,000.00	$1,015.37	0.70%	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53
EGShares Emerging Markets Dividend Growth ETF
Actual	$1,000.00	$991.62	0.85%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Emerging Markets Domestic Demand ETF (Consolidated)(2)
Actual	$1,000.00	$1,012.40	0.85%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares India Consumer ETF (Consolidated)(2)
Actual	$1,000.00	$1,193.05	0.89%	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48
EGShares India Infrastructure ETF (Consolidated)(2)
Actual	$1,000.00	$1,244.21	0.88%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
EGShares India Small Cap ETF (Consolidated)(2)
Actual	$1,000.00	$1,348.26	0.87%	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)(2)
Actual	$1,000.00	$927.07	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares TCW EM Intermediate Term Investment Grade Bond ETF
Actual(3)	$1,000.00	$1,016.53	0.65%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
EGShares TCW EM Long Term Investment Grade Bond ETF
Actual(3)	$1,000.00	$1,025.82	0.65%	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
EGShares TCW EM Short Term Investment Grade Bond ETF
Actual(3)	$1,000.00	$998.72	0.65%	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
1	Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, if any, by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.
3	Actual expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 82/365 (to reflect commencement of operations). Hypothetical expenses are calculated for the full six month period.

EGA Emerging Global Shares Trust   35

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Beyond BRICs ETF
August 15, 2012* – March 31, 2014
	0-24.99	36	8.85%	23	5.65%
	25-49.99	66	16.22%	13	3.19%
	50-74.99	93	22.85%	4	0.98%
	75-99.99	90	22.11%	5	1.23%
	>100	74	18.18%	3	0.74%
Total		359	88.21%	48	11.79%
EGShares Brazil Infrastructure ETF
February 24, 2010* – March 31, 2014
	0-24.99	101	9.82%	105	10.20%
	25-49.99	78	7.58%	127	12.34%
	50-74.99	40	3.89%	91	8.84%
	75-99.99	33	3.21%	54	5.25%
	>100	345	33.53%	55	5.34%
Total		597	58.03%	432	41.97%
EGShares China Infrastructure ETF
February 17, 2010* – March 31, 2014
	0-24.99	126	12.17%	100	9.66%
	25-49.99	95	9.18%	93	8.99%
	50-74.99	94	9.08%	82	7.92%
	75-99.99	75	7.25%	74	7.15%
	>100	129	12.46%	167	16.14%
Total		519	50.14%	516	49.86%
EGShares EM Dividend High Income ETF
August 15, 2013* – March 31, 2014
	0-24.99	27	17.20%	11	7.01%
	25-49.99	30	19.11%	11	7.01%
	50-74.99	26	16.56%	8	5.09%
	75-99.99	14	8.92%	3	1.91%
	>100	22	14.01%	5	3.18%
Total		119	75.80%	38	24.20%

36   EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)  (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Emerging Markets Consumer ETF
September 14, 2010* – March 31, 2014
	0-24.99	178	19.93%	124	13.89%
	25-49.99	214	23.96%	50	5.60%
	50-74.99	149	16.68%	33	3.70%
	75-99.99	64	7.17%	20	2.24%
	>100	39	4.37%	22	2.46%
Total		644	72.11%	249	27.89%
EGShares Emerging Markets Core ETF
October 16, 2012* – March 31, 2014
	0-24.99	37	10.16%	32	8.79%
	25-49.99	57	15.66%	37	10.16%
	50-74.99	76	20.88%	16	4.40%
	75-99.99	60	16.49%	6	1.65%
	>100	34	9.34%	9	2.47%
Total		264	72.53%	100	27.47%
EGShares Emerging Markets Dividend Growth ETF
July 1, 2013* – March 31, 2014
	0-24.99	36	19.05%	25	13.23%
	25-49.99	31	16.40%	19	10.05%
	50-74.99	27	14.29%	10	5.29%
	75-99.99	16	8.47%	6	3.17%
	>100	11	5.82%	8	4.23%
Total		121	64.03%	68	35.97%
EGShares Emerging Markets Domestic Demand ETF
August 15, 2012* – March 31, 2014
	0-24.99	45	11.06%	22	5.40%
	25-49.99	59	14.50%	9	2.21%
	50-74.99	98	24.08%	2	0.49%
	75-99.99	91	22.36%	2	0.49%
	>100	76	18.67%	3	0.74%
Total		369	90.67%	38	9.33%
EGShares India Consumer ETF
August 10, 2011* – March 31, 2014
	0-24.99	63	9.52%	69	10.42%
	25-49.99	66	9.97%	59	8.91%
	50-74.99	68	10.27%	42	6.34%
	75-99.99	55	8.31%	21	3.17%
	>100	166	25.08%	53	8.01%
Total		418	63.15%	244	36.85%
EGShares India Infrastructure ETF
August 11, 2010* – March 31, 2014
	0-24.99	92	10.07%	91	9.96%
	25-49.99	97	10.61%	79	8.64%
	50-74.99	87	9.52%	75	8.21%
	75-99.99	66	7.22%	59	6.45%
	>100	142	15.54%	126	13.78%
Total		484	52.96%	430	47.04%
EGShares India Small Cap ETF
July 7, 2010* – March 31, 2014
	0-24.99	102	10.86%	98	10.44%
	25-49.99	83	8.84%	81	8.62%
	50-74.99	74	7.88%	76	8.09%
	75-99.99	63	6.71%	52	5.54%
	>100	158	16.83%	152	16.19%
Total		480	51.12%	459	48.88%

EGA Emerging Global Shares Trust   37

Frequency Distribution of Premium and Discount (Unaudited)  (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Low Volatility Emerging Markets Dividend ETF
August 4, 2011* – March 31, 2014
	0-24.99	104	15.62%	92	13.81%
	25-49.99	113	16.97%	64	9.61%
	50-74.99	94	14.11%	40	6.01%
	75-99.99	45	6.76%	34	5.10%
	>100	46	6.91%	34	5.10%
Total		402	60.37%	264	39.63%
EGShares TCW EM Intermediate Term Investment Grade Bond ETF
January 8, 2014* – March 31, 2014
	0-24.99	15	26.32%	33	57.89%
	25-49.99	2	3.51%	6	10.53%
	50-74.99	—	0.00%	1	1.75%
	75-99.99	—	0.00%	—	0.00%
	>100	—	0.00%	—	0.00%
Total		17	29.83%	40	70.17%
EGShares TCW EM Long Term Investment Grade Bond ETF
January 8, 2014* – March 31, 2014
	0-24.99	29	50.88%	24	42.11%
	25-49.99	2	3.51%	1	1.75%
	50-74.99	1	1.75%	—	0.00%
	75-99.99	—	0.00%	—	0.00%
	>100	—	0.00%	—	0.00%
Total		32	56.14%	25	43.86%
EGShares TCW EM Short Term Investment Grade Bond ETF
January 8, 2014* – March 31, 2014
	0-24.99	20	35.09%	36	63.16%
	25-49.99	—	0.00%	1	1.75%
	50-74.99	—	0.00%	—	0.00%
	75-99.99	—	0.00%	—	0.00%
	>100	—	0.00%	—	0.00%
Total		20	35.09%	37	64.91%
*	Commencement of Operations.

38   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares Beyond BRICs ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.2%
Chile—3.8%
Banco de Chile	1,802,405	$225,816
Banco Santander Chile	3,700,436	215,681
Cencosud SA	66,858	220,347
Empresa Nacional de Electricidad SA	201,557	290,083
Empresas Copec SA	22,601	294,038
Enersis SA	1,189,901	368,222
S.A.C.I. Falabella	28,421	249,036
Total Chile		1,863,223
Colombia—1.3%
Ecopetrol SA	301,445	617,163
Czech Republic—0.6%
CEZ AS	9,539	273,658
Indonesia—8.5%
PT Astra International Tbk	1,405,902	912,722
PT Bank Central Asia Tbk	858,672	801,226
PT Bank Mandiri Persero Tbk	536,592	446,373
PT Bank Rakyat Indonesia Persero Tbk*	767,938	647,272
PT Perusahaan Gas Negara Persero Tbk	648,341	292,495
PT Semen Indonesia Persero Tbk	175,154	243,612
PT Telekomunikasi Indonesia Persero Tbk	3,544,065	691,030
PT Unilever Indonesia Tbk	68,745	177,006
Total Indonesia		4,211,736
Kenya—2.0%
East African Breweries, Ltd.	147,397	459,441
Safaricom, Ltd.	3,703,902	530,049
Total Kenya		989,490
Malaysia—11.9%
Axiata Group Bhd	327,100	668,123
CIMB Group Holdings Bhd	342,900	750,799
DiGi.Com Bhd	238,400	393,501
Genting Bhd	131,500	402,695
IHH Healthcare Bhd*	140,700	165,884
IOI Corp. Bhd	221,700	325,880
Malayan Banking Bhd	260,900	773,392
Maxis Bhd	163,100	347,627
Petronas Chemicals Group Bhd	179,800	380,468
Petronas Gas Bhd	46,600	339,636
Public Bank Bhd	63,800	374,340
Sime Darby Bhd	221,900	632,641
Tenaga Nasional Bhd	81,700	299,229
Total Malaysia		5,854,215

Investments	Shares	Value
Mexico—16.0%
Alfa, SAB de CV Class A	142,100	$359,585
America Movil SAB de CV Series L	1,784,658	1,769,784
Arca Continental SAB de CV	11,765	70,308
Cemex SAB de CV Series CPO*	692,001	875,028
Fomento Economico Mexicano SAB de CV Series UBD ADR	121,544	1,132,750
Grupo Bimbo SAB de CV Series A	101,472	274,039
Grupo Financiero Banorte SAB de CV Class O	118,590	798,219
Grupo Financiero Inbursa SAB de CV Class O	98,649	254,017
Grupo Mexico SAB de CV Series B	179,957	568,608
Grupo Televisa SAB Series CPO	136,101	908,157
Industrias Penoles SAB de CV	6,682	174,722
Wal-Mart de Mexico SAB de CV Series V	300,417	713,242
Total Mexico		7,898,459
Nigeria—7.9%
Guaranty Trust Bank PLC	9,019,763	1,394,555
Nigerian Breweries PLC	1,335,767	1,238,984
Zenith Bank PLC	10,340,038	1,253,870
Total Nigeria		3,887,409
Oman—1.3%
Bank Muscat SAOG	373,355	616,763
Philippines—1.4%
Philippine Long Distance Telephone Co.	6,375	388,087
SM Investments Corp.	20,493	322,167
Total Philippines		710,254
Poland—4.8%
Bank Pekao SA	8,380	545,280
PGE SA	43,202	270,245
Polskie Gornictwo Naftowe i Gazownictwo SA	111,220	163,440
Powszechna Kasa Oszczednosci Bank Polski SA	60,082	844,735
Powszechny Zaklad Ubezpieczen SA	4,004	569,179
Total Poland		2,392,879
Qatar—11.5%
Barwa Real Estate Co.	32,357	323,903
Gulf International Services QSC	15,219	328,099
Industries Qatar QSC	30,672	1,570,137
Ooredoo QSC	28,803	1,089,234
Qatar Fuel Co.	7,994	542,044
Qatar Gas Transport Co. (Nakilat)	53,197	294,383
Qatar National Bank	29,715	1,530,940
Total Qatar		5,678,740

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   39

Schedule of Investments (concluded)
EGShares Beyond BRICs ETF

March 31, 2014

Investments	Shares	Value
South Africa—15.8%
Barclays Africa Group, Ltd.	17,968	$254,541
FirstRand, Ltd.	159,593	547,762
Kumba Iron Ore, Ltd.	3,266	117,376
MTN Group, Ltd.	91,971	1,884,820
Naspers, Ltd. N Shares	15,588	1,721,158
Sasol, Ltd.	32,078	1,798,099
Shoprite Holdings, Ltd.	24,141	365,401
Standard Bank Group, Ltd.	66,242	874,166
Vodacom Group, Ltd.	18,154	224,364
Total South Africa		7,787,687
Sri Lanka—1.2%
John Keells Holdings PLC	353,479	613,923
Thailand—6.7%
Advanced Info Service PCL NVDR	84,900	591,473
Bangkok Bank PCL NVDR	28,420	156,380
CP ALL PCL NVDR	262,100	351,460
Kasikornbank PCL NVDR	87,100	477,922
PTT Exploration & Production PCL NVDR	100,700	487,358
PTT Global Chemical PCL NVDR	98,900	220,269
PTT PCL NVDR	61,300	565,003
Siam Commercial Bank PCL NVDR	94,600	459,294
Total Thailand		3,309,159
Turkey—3.8%
Akbank TAS	98,465	312,996
Haci Omer Sabanci Holding AS	48,081	186,552
KOC Holding AS	42,480	179,118
Turk Telekomunikasyon AS	35,736	99,397
Turkcell Iletisim Hizmetleri AS*	48,511	270,992
Turkiye Garanti Bankasi AS	126,755	433,735
Turkiye Halk Bankasi AS	38,016	235,468
Turkiye Is Bankasi Class C	80,858	179,542
Total Turkey		1,897,800

Investments	Shares/Principal	Value
United Arab Emirates—0.4%
First Gulf Bank PJSC	49,518	$219,750
Vietnam—0.3%
HAGL JSC	109,900	146,377
TOTAL COMMON STOCKS
(Cost: $47,575,593)		48,968,685
CONVERTIBLE BOND—0.0%**
Oman—0.0%**
Bank Muscat SAOG, 4.50%, 3/20/1
(Cost: $—)	$53,541	—
TOTAL INVESTMENTS IN SECURITIES—99.2%
(Cost: $47,575,593)		48,968,685
Other Assets in Excess of Liabilities—0.8%		416,452
Net Assets—100.0%		$49,385,137

*	Non-income producing security
**	Less than 0.05%
#	Fair valued security.
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Industry	Value	% of Net Assets
Basic Materials	$1,241,174	2.5%
Consumer Goods	4,737,508	9.6
Consumer Services	5,795,706	11.8
Financials	16,883,587	34.2
Health Care	165,884	0.3
Industrials	4,589,308	9.3
Oil & Gas	4,813,105	9.8
Telecommunications	8,948,481	18.1
Utilities	1,793,932	3.6
Total Investments	48,968,685	99.2
Other Assets in Excess of Liabilities	416,452	0.8
Net Assets	$49,385,137	100.0%

The accompanying notes are an integral part of these financial statements.

40   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares Brazil Infrastructure ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.8%
Basic Materials—19.0%
Companhia Siderurgica Nacional SA	390,890	$1,709,765
Gerdau SA Preference Shares	267,646	1,719,861
Metalurgica Gerdau SA Preference Shares	222,240	1,701,887
Usinas Siderurgicas de Minas Gerais SA Preference Shares Class A*	415,409	1,877,763
Total Basic Materials		7,009,276
Consumer Services—1.4%
Gol Linhas Aereas Inteligentes SA Preference Shares*	106,532	517,434
Health Care—1.8%
Fleury SA	79,672	675,085
Industrials—18.0%
All America Latina Logistica	477,125	1,590,064
Arteris SA	56,642	456,600
CCR SA	251,558	1,927,515
EcoRodovias Infraestrutura e Logistica SA	226,141	1,356,946
JSL SA	83,720	523,134
Prumo Logistica SA*	554,900	248,371
Santos Brasil Participacoes SA	43,286	322,655
Tegma Gestao Logistica	25,341	215,396
Total Industrials		6,640,681
Telecommunications—13.7%
Oi SA Preference Shares	1,017,214	1,397,458
Telefonica Brasil SA Preference Shares	88,321	1,877,188
Tim Participacoes SA	341,664	1,782,134
Total Telecommunications		5,056,780

Investments	Shares	Value
Utilities—45.9%
AES Tiete SA	70,064	$489,346
Centrais Eletricas Brasileiras SA Preference Shares Class B	240,894	1,167,906
Companhia de Saneamento Basico do Estado de Sao Paulo	191,687	1,788,173
Companhia de Saneamento de Minas Gerais	66,434	1,080,196
Cia de Transmissao de Energia Eletrica Paulista Preference Shares	33,856	368,793
Companhia Energetica de Minas Gerais Preference Shares	290,794	1,976,858
Cia Paranaense de Energia Preference Shares Class B	116,222	1,534,862
CPFL Energia SA	220,815	1,818,189
EDP—Energias do Brasil SA	254,512	1,149,336
Equatorial Energia SA	125,067	1,128,457
Light SA	75,228	621,427
Tractebel Energia SA	122,409	1,925,778
Ultrapar Participacoes SA	77,915	1,883,564
Total Utilities		16,932,885
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $34,474,466)		36,832,141
Other Assets in Excess of Liabilities—0.2%		77,142
Net Assets—100.0%		$36,909,283

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   41

Schedule of Investments
EGShares China Infrastructure ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.7%
Basic Materials—10.1%
Aluminum Corp. of China, Ltd. Class H*	1,002,504	$345,065
Angang Steel Co., Ltd. Class H*	311,698	192,073
Jiangxi Copper Co., Ltd. Class H	231,466	389,106
Total Basic Materials		926,244
Financials—10.2%
Agile Property Holdings, Ltd.	75,438	61,851
Country Garden Holdings Co., Ltd.	260,864	108,959
Evergrande Real Estate Group, Ltd.	348,901	164,622
Greentown China Holdings, Ltd.	35,901	38,784
Guangzhou R&F Properties Co., Ltd. Class H	174,833	251,981
Longfor Properties Co., Ltd.	36,392	50,199
Shimao Property Holdings, Ltd.	75,731	165,969
Soho China, Ltd.	106,846	87,878
Total Financials		930,243
Industrials—43.9%
Anhui Conch Cement Co., Ltd. Class H	143,571	615,406
China Communications Construction Co., Ltd. Class H	569,954	397,503
China National Building Material Co., Ltd. Class H	331,943	332,925
China Railway Construction Corp., Ltd. Class H	487,734	412,468
China Railway Group, Ltd. Class H	889,166	413,803
CSR Corp., Ltd. Class H	601,907	505,918
Jiangsu Expressway Co., Ltd. Class H	255,153	290,775
Shanghai Electric Group Co., Ltd. Class H	957,011	339,276
Weichai Power Co., Ltd. Class H	104,821	396,607
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	443,751	308,913
Total Industrials		4,013,594

Investments	Shares	Value
Oil & Gas—12.8%
China Gas Holdings, Ltd.	129,679	$202,617
China Longyuan Power Group Corp. Class H	457,386	460,508
China Oilfield Services, Ltd. Class H	214,879	504,160
Total Oil & Gas		1,167,285
Technology—2.1%
China Communications Services Corp., Ltd. Class H	418,223	193,555
Telecommunications—8.4%
China Telecom Corp., Ltd. Class H	874,027	404,504
China Unicom Hong Kong, Ltd.	277,900	365,420
Total Telecommunications		769,924
Utilities—12.2%
Datang International Power Generation Co., Ltd. Class H	1,030,169	375,836
ENN Energy Holdings, Ltd.	47,869	333,544
Huaneng Power International, Inc. Class H	429,873	411,195
Total Utilities		1,120,575
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $11,116,312)		9,121,420
Other Assets in Excess of Liabilities—0.3%		24,957
Net Assets—100.0%		$9,146,377

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

42   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares EM Dividend High Income ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.1%
Brazil—20.8%
Banco do Brasil SA	6,054	$60,875
Brasil Insurance Participacoes e Administracao SA	8,500	43,319
Cia Paranaense de Energia Preference Shares	5,000	66,032
Companhia Energetica de Minas Gerais Preference Shares	9,615	65,364
EcoRodovias Infraestrutura e Logistica SA	9,850	59,104
Grendene SA	9,000	62,420
Light SA	7,312	60,401
Santos Brasil Participacoes SA	7,900	58,887
Telefonica Brasil SA Preference Shares	2,818	59,894
Vale SA Preference Shares	4,486	56,262
Total Brazil		592,558
China—19.1%
Anhui Expressway Co., Ltd. Class H	109,520	56,334
Bosideng International Holdings, Ltd.	325,734	49,131
China Coal Energy Co., Ltd. Class H	105,000	59,153
China Lilang, Ltd.	72,000	51,421
China Shanshui Cement Group, Ltd.	128,209	54,047
Guangzhou R&F Properties Co., Ltd. Class H	43,200	62,263
Shenzhen Investment, Ltd.	172,500	55,817
Tianneng Power International, Ltd.	143,786	48,565
Yanzhou Coal Mining Co., Ltd. Class H	77,947	58,985
Zijin Mining Group Co., Ltd. Class H	227,288	48,346
Total China		544,062
Czech Republic—4.0%
CEZ AS	2,218	63,631
Telefonica Czech Republic AS	3,300	49,574
Total Czech Republic		113,205
Egypt—2.0%
Telecom Egypt Co.	23,573	57,043
Indonesia—4.1%
PT Matahari Putra Prima Tbk	256,500	60,625
PT Tambang Batubara Bukit Asam Persero Tbk	67,900	55,736
Total Indonesia		116,361
Malaysia—4.1%
Berjaya Sports Toto Bhd	46,900	57,018
Parkson Holdings Bhd	64,900	59,623
Total Malaysia		116,641
Pakistan—8.0%
Fauji Fertilizer Co., Ltd.	54,400	61,340
National Bank of Pakistan	107,400	59,065
Pakistan Oilfields, Ltd.	9,600	53,145
The Hub Power Co., Ltd.	101,500	54,901
Total Pakistan		228,451

Investments	Shares	Value
Poland—3.9%
Powszechny Zaklad Ubezpieczen SA	395	$56,150
Synthos SA	33,600	54,269
Total Poland		110,419
Russia—2.0%
MMC Norilsk Nickel OJSC ADR	3,376	56,143
South Africa—11.7%
Capital Property Fund	57,568	57,361
Emira Property Fund	43,579	58,089
Lewis Group, Ltd.	9,598	52,927
Reunert, Ltd.	9,000	55,192
SA Corporate Real Estate Fund	141,811	53,931
Vodacom Group, Ltd.	4,622	57,123
Total South Africa		334,623
Thailand—3.8%
Banpu PCL NVDR	63,800	55,068
TTW PCL NVDR	184,000	55,018
Total Thailand		110,086
Turkey—15.6%
Aksa Akrilik Kimya Sanayii AS*	15,330	48,874
Aygaz AS	14,178	55,739
Ford Otomotiv Sanayi AS	5,808	59,324
Tekfen Holding AS	26,800	61,137
Tofas Turk Otomobil Fabrikasi AS	9,886	56,149
Tupras-Turkiye Petrol Rafinerileri AS	2,637	55,841
Turk Telekomunikasyon AS	20,841	57,967
Turk Traktor ve Ziraat Makineleri AS	1,929	49,596
Total Turkey		444,627
TOTAL INVESTMENTS IN SECURITIES—99.1%
(Cost: $2,911,179)		2,824,219
Other Assets in Excess of Liabilities—0.9%		26,015
Net Assets—100.0%		$2,850,234

*	Non-income producing security.
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Industry	Value	% of Net Assets
Basic Materials	$554,176	19.4%
Consumer Goods	327,010	11.5
Consumer Services	230,193	8.1
Financials	568,007	19.9
Industrials	333,160	11.7
Oil & Gas	108,986	3.8
Telecommunications	281,601	9.9
Utilities	421,086	14.8
Total Investments	2,824,219	99.1
Other Assets in Excess of Liabilities	26,015	0.9
Net Assets	$2,850,234	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   43

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Consumer ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.8%
Brazil—14.4%
AMBEV SA ADR	12,608,469	$93,428,755
BRF SA ADR	2,648,879	52,924,603
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	722,418	31,613,012
Total Brazil		177,966,370
Chile—7.5%
Cencosud SA	7,114,202	23,446,614
Latam Airlines Group SA ADR	1,862,143	28,025,252
S.A.C.I. Falabella	4,632,729	40,593,790
Total Chile		92,065,656
China—16.1%
Belle International Holdings, Ltd.	25,812,862	25,722,848
China Mengniu Dairy Co., Ltd.	6,924,948	34,682,544
Ctrip.com International, Ltd. ADR*	616,852	31,101,678
Dongfeng Motor Group Co., Ltd. Class H	17,437,604	24,682,694
Hengan International Group Co., Ltd.	3,411,537	35,337,789
Want Want China Holdings, Ltd.	31,481,968	46,997,401
Total China		198,524,954
Colombia—1.9%
Grupo Nutresa SA	1,665,288	23,079,179
India—6.8%
Hindustan Unilever, Ltd.	3,389,948	34,372,021
ITC, Ltd.	8,338,942	49,267,792
Total India		83,639,813
Indonesia—4.3%
PT Astra International Tbk	80,824,331	52,471,782
Malaysia—6.3%
Genting Bhd	10,565,520	32,354,984
Genting Malaysia Bhd	15,912,080	20,465,698
IOI Corp. Bhd	16,845,720	24,761,738
Total Malaysia		77,582,420

Investments	Shares	Value
Mexico—16.8%
Fomento Economico Mexicano SAB de CV Series UBD	7,322,591	$68,244,107
Grupo Bimbo SAB de CV Series A	12,319,399	33,270,284
Grupo Televisa SAB Series CPO	8,355,560	55,753,893
Wal-Mart de Mexico SAB de CV Series V	20,959,531	49,761,569
Total Mexico		207,029,853
Russia—4.9%
Magnit OJSC GDR	1,114,700	61,085,560
South Africa—18.3%
Naspers, Ltd. N Shares	997,703	110,161,953
Shoprite Holdings, Ltd.	1,849,464	27,993,674
Steinhoff International Holdings, Ltd.	8,550,525	41,460,441
Tiger Brands, Ltd.	1,103,684	28,570,346
Truworths International, Ltd.	2,409,050	17,693,562
Total South Africa		225,879,976
Thailand—2.5%
CP ALL PCL	23,409,700	31,390,935
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $1,210,035,133)		1,230,716,498
Other Assets in Excess of Liabilities—0.2%		2,966,073
Net Assets—100.0%		$1,233,682,571

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Industry	Value	% of Net Assets
Consumer Goods	$669,274,325	54.3%
Consumer Services	561,442,173	45.5
Total Investments	1,230,716,498	99.8
Other Assets in Excess of Liabilities	2,966,073	0.2
Net Assets	$1,233,682,571	100.0%

The accompanying notes are an integral part of these financial statements.

44   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Core ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—9.3%
AMBEV SA ADR	6,180	$45,794
Banco Bradesco SA Preference Shares ADR	3,107	42,473
BRF SA ADR	1,855	37,063
Cia Energética de Minas Gerais ADR	5,860	39,848
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	724	31,682
Embraer SA ADR	1,688	59,907
Itau Unibanco Holding SA Preference Shares ADR	3,205	47,626
Petroleo Brasileiro SA ADR	3,122	41,054
Vale SA ADR	2,498	34,547
Total Brazil		379,994
Chile—5.1%
Cencosud SA	10,502	34,612
Empresa Nacional de Electricidad SA ADR	1,046	45,167
Enersis SA ADR	2,944	45,720
Latam Airlines Group SA ADR	2,600	39,130
S.A.C.I. Falabella	4,782	41,902
Total Chile		206,531
China—17.2%
AAC Technologies Holdings, Inc.	5,304	27,453
Baidu, Inc. ADR*	117	17,829
Bank of China, Ltd. Class H	47,812	21,203
China Communications Construction Co., Ltd. Class H	20,000	13,949
China Construction Bank Corp. Class H	26,980	18,886
China Everbright International, Ltd.	19,142	26,207
China Life Insurance Co., Ltd. Class H ADR	460	19,477
China Merchants Holdings International Co., Ltd.	6,335	21,764
China Mobile, Ltd. ADR	378	17,233
China Overseas Land & Investment, Ltd.	7,706	19,968
China Pacific Insurance Group Co., Ltd. Class H	6,290	22,461
China Resources Enterprise, Ltd.	6,252	17,651
China Resources Land, Ltd.	8,604	18,878
China Unicom Hong Kong, Ltd. ADR	1,148	15,108
CNOOC, Ltd.	8,140	12,236
Cosco Pacific, Ltd.	14,068	17,954
Country Garden Holdings Co., Ltd.	25,445	10,628
Ctrip.com International, Ltd. ADR*	336	16,941
Digital China Holdings, Ltd.	10,934	11,023
Dongfeng Motor Group Co., Ltd. Class H	15,862	22,452
GCL-Poly Energy Holdings, Ltd.*	98,174	35,437
Haier Electronics Group Co., Ltd.	9,535	25,813
Hanergy Solar Group, Ltd.*	143,271	22,533
Hengan International Group Co., Ltd.	1,552	16,076
Industrial and Commercial Bank of China, Ltd. Class H	31,078	19,111
Lenovo Group, Ltd.	22,030	24,339
Mindray Medical International, Ltd. ADR	566	18,316
NetEase, Inc. ADR	348	23,420
New Oriental Education & Technology Group, Ltd. ADR	743	21,807

Investments	Shares	Value
PICC Property & Casualty Co., Ltd. Class H	17,327	$23,722
Ping An Insurance Group Co. of China, Ltd. Class H	2,620	21,718
Semiconductor Manufacturing International Corp.*	241,820	18,081
Sinopharm Group Co. Class H	6,192	16,963
Tencent Holdings, Ltd.	335	23,299
ZTE Corp. Class H*	12,210	23,705
Total China		703,641
Colombia—1.2%
Grupo de Inversiones Suramericana SA	2,720	50,437
Czech Republic—1.3%
CEZ AS	1,882	53,991
Hungary—1.3%
Richter Gedeon Nyrt	3,160	55,109
India—15.5%
Dr. Reddy's Laboratories, Ltd.	1,295	55,595
Hindustan Unilever, Ltd.	5,092	51,630
Infosys, Ltd. ADR	896	48,545
ITC, Ltd.	7,432	43,909
Mahindra & Mahindra, Ltd.	2,434	39,968
NTPC, Ltd.	21,156	42,473
Reliance Industries, Ltd.	2,424	37,777
Sun Pharmaceutical Industries, Ltd.	5,672	54,586
Tata Consultancy Services, Ltd.	1,444	51,577
Tata Motors, Ltd. ADR	1,804	63,880
Titan Co., Ltd.	8,468	37,248
Wipro, Ltd.	6,638	60,375
Zee Entertainment Enterprises, Ltd.	10,342	46,989
Total India		634,552
Indonesia—3.4%
PT Astra International Tbk	74,786	48,552
PT Telekomunikasi Indonesia Persero Tbk ADR	1,252	49,291
PT Unilever Indonesia Tbk	16,659	42,894
Total Indonesia		140,737
Malaysia—5.5%
Genting Bhd	17,000	52,059
Genting Malaysia Bhd	45,600	58,650
Sime Darby Bhd	16,800	47,897
Tenaga Nasional Bhd	17,600	64,461
Total Malaysia		223,067
Mexico—9.6%
Alfa, SAB de CV Class A	16,239	41,093
America Movil SAB de CV Series L ADR	1,616	32,126
Cemex SAB de CV Series CPO*	39,720	50,226
Fomento Economico Mexicano SAB de CV ADR	518	48,298
Grupo Aeroportuario del Sureste SAB de CV Class B	3,985	48,903
Grupo Bimbo SAB de CV Series A	12,728	34,374
Grupo Televisa SAB ADR	2,068	68,844
Kimberly-Clark de Mexico SAB de CV Class A	11,962	32,048
Wal-Mart de Mexico SAB de CV Series V	16,194	38,447
Total Mexico		394,359

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   45

Schedule of Investments (Consolidated)† (concluded)
EGShares Emerging Markets Core ETF

March 31, 2014

Investments	Shares	Value
Philippines—3.4%
Ayala Land, Inc.	78,400	$52,273
Jollibee Foods Corp.	12,110	46,177
SM Investments Corp.	2,690	42,289
Total Philippines		140,739
Poland—1.4%
Powszechny Zaklad Ubezpieczen SA	388	55,155
Russia—6.3%
Gazprom OAO ADR	5,448	41,950
Lukoil OAO ADR	802	44,559
Magnit OJSC GDR	861	47,183
MMC Norilsk Nickel OJSC ADR	3,032	50,422
Sberbank of Russia ADR	3,918	38,083
Uralkali OJSC GDR	1,432	33,981
Total Russia		256,178
South Africa—15.4%
AngloGold Ashanti, Ltd. ADR	1,876	32,042
Aspen Pharmacare Holdings, Ltd.	1,798	48,087
Bidvest Group, Ltd.	1,306	34,570
FirstRand, Ltd.	12,456	42,752
Impala Platinum Holdings, Ltd.	3,485	39,761
Imperial Holdings, Ltd.	1,482	26,560
Life Healthcare Group Holdings, Ltd.	9,614	35,200
MTN Group, Ltd.	1,744	35,741
Naspers, Ltd. N Shares	395	43,614
Netcare, Ltd.	15,250	33,841
Remgro, Ltd.	1,832	35,696
Sanlam, Ltd.	6,978	38,174
Sasol, Ltd. ADR	772	43,139
Shoprite Holdings, Ltd.	1,706	25,822
Steinhoff International Holdings, Ltd.	11,642	56,451
Tiger Brands, Ltd.	1,022	26,456
Woolworths Holdings, Ltd.	4,468	31,172
Total South Africa		629,078
Thailand—1.7%
Advanced Info Service PCL NVDR	5,000	34,834
BEC World PCL NVDR	21,000	35,280
Total Thailand		70,114

Investments	Shares	Value
Turkey—2.0%
Arcelik AS	8,462	$47,270
Haci Omer Sabanci Holding AS	8,510	33,019
Total Turkey		80,289
TOTAL COMMON STOCKS
(Cost: $4,056,459)		4,073,971
PREFERRED STOCK—0.1%
India—0.1%
Zee Entertainment Enterprises, Ltd.
(Cost: $3,501)	217,182	2,582
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,059,960)		4,076,553
Other Assets in Excess of Liabilities—0.3%		11,375
Net Assets—100.0%		$4,087,928

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$834,212	20.4%
Consumer Staples	573,940	14.0
Energy	220,715	5.4
Financials	631,739	15.5
Health Care	317,697	7.8
Industrials	393,663	9.6
Information Technology	387,616	9.5
Materials	240,979	5.9
Telecommunication Services	184,332	4.5
Utilities	291,660	7.1
Total Investments	4,076,553	99.7
Other Assets in Excess of Liabilities	11,375	0.3
Net Assets	$4,087,928	100.0%

The accompanying notes are an integral part of these financial statements.

46   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares Emerging Markets Dividend Growth ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—100.4%
Brazil—18.4%
Banco Bradesco SA Preference Shares	4,100	$56,472
BRF SA	2,500	50,332
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,358	21,835
Cia Energética de Minas Gerais ADR	6,280	42,704
Itau Unibanco Holding SA Preference Shares ADR	3,812	56,646
Lojas Renner SA	1,000	28,473
Ultrapar Participacoes SA ADR	2,122	51,119
Vale SA Preference Shares	4,200	52,674
Total Brazil		360,255
China—19.9%
Bank of China, Ltd. Class H	124,826	55,356
China Construction Bank Corp. Class H	65,110	45,578
China Mobile, Ltd.	4,934	45,161
China Petroleum & Chemical Corp. Class H	53,684	48,029
China Shenhua Energy Co., Ltd. Class H	18,123	52,334
CNOOC, Ltd.	30,731	46,193
Hengan International Group Co., Ltd.	4,500	46,612
Industrial and Commercial Bank of China, Ltd. Class H	81,902	50,364
Total China		389,627
Colombia—1.5%
Almacenes Exito SA	1,900	28,436
Hungary—1.1%
Richter Gedeon Nyrt	1,200	20,928
Indonesia—11.1%
PT Astra International Tbk	67,311	43,699
PT Bank Rakyat Indonesia Persero Tbk*	61,642	51,956
PT Indocement Tunggal Prakarsa Tbk	11,900	24,486
PT Perusahaan Gas Negara Persero Tbk	91,736	41,386
PT Semen Indonesia Persero Tbk	25,466	35,419
PT United Tractors Tbk	11,080	20,239
Total Indonesia		217,185
Malaysia—7.5%
CIMB Group Holdings Bhd	21,700	47,513
Genting Malaysia Bhd	25,200	32,412
IJM Corp. Bhd	10,600	19,931
Tenaga Nasional Bhd	12,800	46,880
Total Malaysia		146,736
Mexico—7.4%
Coca-Cola Femsa SAB de CV Series L ADR	3,500	36,825
Fomento Economico Mexicano SAB de CV Series UBD ADR	5,500	51,321
Industrias Penoles SAB de CV	900	23,458
Mexichem SAB de CV	9,500	33,490
Total Mexico		145,094
Peru—1.1%
Cia de Minas Buenaventura SAA ADR	1,742	21,897

Investments	Shares	Value
Philippines—1.8%
Aboitiz Equity Ventures, Inc.	15,060	$18,806
Manila Electric Co.	2,600	16,466
Total Philippines		35,272
Poland—2.5%
Powszechna Kasa Oszczednosci Bank Polski SA	3,500	49,209
Russia—11.0%
Gazprom OAO ADR	7,345	56,557
Sberbank of Russia ADR	5,900	57,348
Tatneft OAO ADR	1,450	49,677
Uralkali OJSC GDR	2,200	52,206
Total Russia		215,788
South Africa—10.5%
Imperial Holdings, Ltd.	1,500	26,883
Mondi, Ltd.	1,000	17,580
Mr. Price Group, Ltd.	2,000	29,932
MTN Group, Ltd.	2,830	57,997
Sasol, Ltd.	868	48,655
Truworths International, Ltd.	3,288	24,149
Total South Africa		205,196
Thailand—4.4%
Airports of Thailand PCL NVDR	3,700	22,127
Charoen Pokphand Foods PCL NVDR	20,730	17,893
Siam Cement PCL NVDR	3,500	45,099
Total Thailand		85,119
Turkey—2.2%
BIM Birlesik Magazalar AS	1,950	43,937
TOTAL INVESTMENTS IN SECURITIES—100.4%
(Cost: $1,903,520)		1,964,679
Liabilities in Excess of Other Assets—(0.4)%		(8,163)
Net Assets—100.0%		$1,956,516

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Industry	Value	% of Net Assets
Basic Materials	$253,640	12.9%
Consumer Goods	246,682	12.6
Consumer Services	187,339	9.6
Financials	470,442	24.0
Health Care	20,928	1.1
Industrials	212,989	10.9
Oil & Gas	249,111	12.7
Telecommunications	103,158	5.3
Utilities	220,390	11.3
Total Investments	1,964,679	100.4
Liabilities in Excess of Other Assets	(8,163)	(0.4)
Net Assets	$1,956,516	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   47

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Domestic Demand ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.5%
Brazil—8.6%
AMBEV SA ADR	149,812	$1,110,107
BRF SA ADR	28,920	577,821
Telefonica Brasil SA ADR	15,139	321,552
Total Brazil		2,009,480
Chile—4.0%
Cencosud SA ADR	18,900	185,031
Empresa Nacional de Electricidad SA ADR	8,343	360,251
Enersis SA ADR	25,339	393,515
Total Chile		938,797
China—17.4%
Belle International Holdings, Ltd.	312,136	311,048
China Mengniu Dairy Co., Ltd.	64,202	321,546
China Mobile, Ltd.	122,394	1,120,268
China Telecom Corp., Ltd. Class H	528,514	244,599
China Unicom Hong Kong, Ltd.	238,574	313,709
Ctrip.com International, Ltd. ADR*	9,449	476,418
Great Wall Motor Co., Ltd. Class H	71,884	360,483
Hengan International Group Co., Ltd.	32,545	337,111
Tingyi Cayman Islands Holding Corp.	51,936	148,971
Want Want China Holdings, Ltd.	292,464	436,601
Total China		4,070,754
India—9.6%
Bharti Airtel, Ltd.	62,628	333,209
Hindustan Unilever, Ltd.	29,252	296,598
ITC, Ltd.	80,636	476,410
NTPC, Ltd.	115,493	231,866
Sun Pharmaceutical Industries, Ltd.	48,854	470,155
Tata Motors, Ltd. ADR	12,448	440,784
Total India		2,249,022
Indonesia—7.9%
PT Astra International Tbk	1,497,509	972,195
PT Perusahaan Gas Negara Persero Tbk	824,641	372,032
PT Telekomunikasi Indonesia Persero Tbk ADR	12,773	502,873
Total Indonesia		1,847,100
Malaysia—7.2%
Axiata Group Bhd	194,700	397,688
Genting Bhd	160,300	490,890
IOI Corp. Bhd	113,400	166,688
Tenaga Nasional Bhd	171,200	627,025
Total Malaysia		1,682,291
Mexico—16.1%
America Movil SAB de CV Series L ADR	54,688	1,087,197
Arca Continental, SAB de CV	32,131	191,795
Coca-Cola Femsa SAB de CV ADR	1,177	124,197
Fomento Economico Mexicano SAB de CV ADR	7,623	710,768
Grupo Televisa SAB ADR	29,451	980,424
Kimberly-Clark de Mexico SAB de CV Class A	43,425	115,977
Wal-Mart de Mexico SAB de CV Series V	233,644	556,860
Total Mexico		3,767,218

Investments	Shares	Value
Philippines—1.3%
Philippine Long Distance Telephone Co. ADR	5,023	$306,503
Russia—4.7%
Magnit OJSC GDR	11,477	628,940
Mobile TeleSystems ADR	26,720	467,333
Total Russia		1,096,273
South Africa—18.3%
Aspen Pharmacare Holdings, Ltd.	23,220	621,016
MTN Group, Ltd.	58,641	1,201,767
Naspers, Ltd. N Shares	9,283	1,024,988
Shoprite Holdings, Ltd.	14,885	225,301
Steinhoff International Holdings, Ltd.	129,274	626,834
Tiger Brands, Ltd.	10,500	271,807
Woolworths Holdings, Ltd.	44,750	312,206
Total South Africa		4,283,919
Thailand—3.0%
Advanced Info Service PCL NVDR	80,500	560,820
CP All PCL NVDR	114,500	153,537
Total Thailand		714,357
Turkey—1.4%
BIM Birlesik Magazalar AS	8,545	192,534
Turkcell Iletisim Hizmetleri AS*	27,060	151,163
Total Turkey		343,697
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $21,697,525)		23,309,411
Other Assets in Excess of Liabilities—0.5%		119,463
Net Assets—100.0%		$23,428,874

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$5,996,270	25.6%
Consumer Staples	7,228,600	30.8
Health Care	1,091,171	4.7
Telecommunication Services	7,008,681	29.9
Utilities	1,984,689	8.5
Total Investments	23,309,411	99.5
Other Assets in Excess of Liabilities	119,463	0.5
Net Assets	$23,428,874	100.0%

The accompanying notes are an integral part of these financial statements.

48   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares India Consumer ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.4%
Consumer Goods—80.0%
Apollo Tyres, Ltd.	56,202	$150,192
Arvind, Ltd.	33,000	96,117
Bajaj Auto, Ltd.	7,116	248,263
Bata India, Ltd.	6,613	126,308
Bosch, Ltd.	1,466	267,373
Dabur India, Ltd.	77,912	234,366
Emami, Ltd.	11,099	80,897
Exide Industries, Ltd.	97,831	198,455
Godrej Consumer Products, Ltd.	19,631	282,471
Hero MotoCorp, Ltd.	6,570	250,248
Hindustan Unilever, Ltd.	21,169	214,641
Marico, Ltd.	61,383	214,965
Motherson Sumi Systems, Ltd.	63,888	273,374
MRF, Ltd.	643	234,588
Nestle India, Ltd.	2,564	215,894
Radico Khaitan, Ltd.	19,796	48,278
Raymond, Ltd.	7,699	39,009
Shree Renuka Sugars, Ltd.	93,609	33,778
Tata Global Beverages, Ltd.	78,349	196,848
TVS Motor Co., Ltd.	46,718	75,957
United Breweries, Ltd.	16,576	228,702
United Spirits, Ltd.	5,578	247,268
Total Consumer Goods		3,957,992

Investments	Shares	Value
Consumer Services—5.8%
Cox & Kings, Ltd.	11,353	$30,425
Dish TV India, Ltd.*	79,589	69,431
Sun TV Network, Ltd.	20,783	139,806
TV18 Broadcast, Ltd.*	107,840	45,774
Total Consumer Services		285,436
Industrials—13.6%
Bharat Forge, Ltd.	25,984	183,516
Mahindra & Mahindra, Ltd.	14,950	245,493
Tata Motors, Ltd.	36,669	244,767
Total Industrials		673,776
TOTAL COMMON STOCKS
(Cost: $4,032,123)		4,917,204
PREFERRED STOCK—0.3%
Consumer Services—0.3%
Zee Entertainment Enterprises, Ltd.
(Cost: $18,748)	1,162,938	13,825
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,050,871)		4,931,029
Other Assets in Excess of Liabilities—0.3%		13,670
Net Assets—100.0%		$4,944,699

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   49

Schedule of Investments (Consolidated)†
EGShares India Infrastructure ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.5%
Basic Materials—11.2%
NMDC, Ltd.	363,389	$847,284
Tata Steel, Ltd.	171,125	1,128,799
Total Basic Materials		1,976,083
Consumer Goods—3.4%
Aditya Birla Nuvo, Ltd.	32,134	587,180
Consumer Services—1.1%
Dish TV India, Ltd.*	223,863	195,291
Financials—2.3%
Housing Development & Infrastructure, Ltd.*	138,457	133,536
Indiabulls Real Estate, Ltd.	118,621	108,248
Unitech, Ltd.*	714,296	167,444
Total Financials		409,228
Industrials—45.3%
Adani Ports and Special Economic Zone, Ltd.	281,975	885,030
Ambuja Cements, Ltd.	234,268	793,152
Bharat Heavy Electricals, Ltd.	395,004	1,296,673
Century Textiles & Industries, Ltd.	34,166	207,836
Crompton Greaves, Ltd.	243,823	654,849
Havells India, Ltd.	25,477	398,392
IRB Infrastructure Developers, Ltd.	73,667	127,419
Jaiprakash Associates, Ltd.	802,821	721,863
Larsen & Toubro, Ltd.	52,541	1,118,957
Punj Lloyd, Ltd.*	108,050	51,200
Siemens, Ltd.	59,136	764,765
Sintex Industries, Ltd.	126,650	92,248
Tata Motors, Ltd.	128,909	860,473
Total Industrials		7,972,857

Investments	Shares	Value
Oil & Gas—4.9%
GAIL India, Ltd.	135,209	$851,360
Telecommunications—10.6%
Bharti Airtel, Ltd.	119,319	634,829
Idea Cellular, Ltd.	223,830	515,140
Reliance Communications, Ltd.	332,968	718,650
Total Telecommunications		1,868,619
Utilities—20.7%
NHPC, Ltd.	1,038,274	332,053
NTPC, Ltd.	290,864	583,944
Power Grid Corp. of India, Ltd.	425,198	747,554
Reliance Infrastructure, Ltd.	87,026	631,903
Reliance Power, Ltd.*	458,281	542,133
Tata Power Co., Ltd.	565,200	805,840
Total Utilities		3,643,427
TOTAL COMMON STOCKS
(Cost: $14,731,828)		17,504,045
RIGHTS—0.2%
Utilities—0.2%
Tata Power Co. Ltd., expiring 4/15/14*
(Cost: $0)	75,628	31,848
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $14,731,828)		17,535,893
Other Assets in Excess of Liabilities—0.3%		50,572
Net Assets—100.0%		$17,586,465

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

50   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares India Small Cap ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.8%
Basic Materials—0.1%
Nagarjuna Fertilizers & Chemicals, Ltd.*#§	582,385	$9,752
Consumer Goods—22.4%
Apollo Tyres, Ltd.	166,507	444,967
Arvind, Ltd.	78,690	229,195
Bata India, Ltd.	16,500	315,150
Ceat, Ltd.	6,200	45,860
Cummins India, Ltd.	76,324	762,697
Delta Corp., Ltd.	81,090	134,556
Exide Industries, Ltd.	259,608	526,627
MRF, Ltd.	1,642	599,056
Shree Renuka Sugars, Ltd.	267,040	96,358
Tata Global Beverages, Ltd.	224,302	563,548
Total Consumer Goods		3,718,014
Consumer Services—1.5%
Dish TV India, Ltd.*	164,811	143,776
Jet Airways India, Ltd.*	27,202	113,071
Total Consumer Services		256,847
Financials—35.3%
Allahabad Bank	119,522	181,917
Andhra Bank	114,028	122,099
Bank of India	110,313	422,061
Canara Bank	77,250	341,932
Dena Bank, Ltd.	88,864	90,021
Federal Bank, Ltd.	459,277	736,335
Housing Development & Infrastructure, Ltd.*	155,026	149,516
IFCI, Ltd.	318,171	141,445
Indiabulls Real Estate, Ltd.	116,430	106,249
Karnataka Bank, Ltd.	108,816	213,633
L&T Finance Holdings, Ltd.	186,255	229,378
LIC Housing Finance, Ltd.	163,991	648,440
Oriental Bank of Commerce	61,840	230,803
Reliance Capital, Ltd.	64,050	370,964
SKS Microfinance, Ltd.*	45,491	155,388
Syndicate Bank	96,805	155,770
UCO Bank	123,142	150,416
Union Bank of India	136,016	312,924
Unitech, Ltd.*	645,479	151,312
Yes Bank, Ltd.	135,237	937,358
Total Financials		5,847,961

Investments	Shares	Value
Health Care—2.8%
Biocon, Ltd.	49,318	$350,464
Wockhardt, Ltd.	14,500	111,125
Total Health Care		461,589
Industrials—18.9%
Ashok Leyland, Ltd.	782,970	310,054
Bharat Forge, Ltd.	67,626	477,620
Century Textiles & Industries, Ltd.	32,244	196,145
Crompton Greaves, Ltd.	189,941	510,135
Escorts, Ltd.	42,100	81,243
Havells India, Ltd.	25,000	390,933
IRB Infrastructure Developers, Ltd.	75,758	131,036
Jaiprakash Associates, Ltd.	636,478	572,295
Sintex Industries, Ltd.	110,740	80,660
Voltas, Ltd.	144,159	388,383
Total Industrials		3,138,504
Oil & Gas—3.4%
Aban Offshore, Ltd.	12,921	115,066
Hindustan Petroleum Corp., Ltd.	85,927	445,731
Total Oil & Gas		560,797
Technology—4.8%
Hexaware Technologies, Ltd.	77,005	194,052
Mindtree, Ltd.	23,051	509,922
Tata Elxsi, Ltd.	9,450	86,228
Total Technology		790,202
Telecommunications—1.2%
Tata Communications, Ltd.	38,500	197,971
Utilities—9.4%
Adani Power, Ltd.*	385,384	313,611
BF Utilities, Ltd.*	7,000	78,020
GMR Infrastructure, Ltd.	513,742	187,957
Petronet LNG, Ltd.	202,686	464,950
Reliance Infrastructure, Ltd.	69,573	505,175
Total Utilities		1,549,713
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $16,529,200)		16,531,350
Other Assets in Excess of Liabilities—0.2%		28,778
Net Assets—100.0%		$16,560,128

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
#	Fair valued security.
§	Illiquid.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   51

Schedule of Investments (Consolidated)†
EGShares Low Volatility Emerging Markets Dividend ETF

March 31, 2014

Investments	Shares	Value
COMMON STOCKS—99.7%
Brazil—15.9%
AES Tiete SA Preference Shares	294,343	$2,353,179
Brasil Insurance Participacoes e Administracao SA	333,408	1,699,177
Light SA	159,565	1,318,100
Santos Brasil Participacoes SA	271,849	2,026,368
Telefonica Brasil SA ADR	82,307	1,748,201
Total Brazil		9,145,025
Chile—6.5%
Entel Chile SA	144,947	1,767,820
Inversiones Aguas Metropolitanas SA	1,209,577	1,954,686
Total Chile		3,722,506
China—2.9%
Zhejiang Expressway Co., Ltd. Class H	1,824,500	1,662,902
Colombia—4.4%
Ecopetrol SA ADR	61,633	2,514,010
Czech Republic—10.2%
CEZ AS	81,866	2,348,600
Komercni Banka AS	6,996	1,673,117
Telefonica Czech Republic AS	120,420	1,809,003
Total Czech Republic		5,830,720
Hong Kong—8.4%
Bosideng International Holdings, Ltd.	13,684,037	2,063,971
China South City Holdings, Ltd.	1,261,919	575,888
Tianneng Power International, Ltd.	6,382,626	2,155,778
Total Hong Kong		4,795,637
India—5.1%
Coal India, Ltd.	609,073	2,944,783
Indonesia—4.6%
PT Indo Tambangraya Megah Tbk	1,241,812	2,661,807
Malaysia—7.3%
Alliance Financial Group Bhd	730,300	986,257
Malayan Banking Bhd	499,900	1,481,865
Maxis Bhd	800,100	1,705,312
Total Malaysia		4,173,434
Philippines—3.4%
Philippine Long Distance Telephone Co.	32,020	1,949,261
Poland—4.7%
Powszechny Zaklad Ubezpieczen SA	19,011	2,702,464

Investments	Shares	Value
Russia—7.0%
Lukoil OAO ADR	25,783	$1,432,504
Mobile TeleSystems OJSC ADR	148,833	2,603,089
Total Russia		4,035,593
South Africa—7.6%
Lewis Group, Ltd.	435,141	2,399,545
Vodacom Group, Ltd.	157,876	1,951,178
Total South Africa		4,350,723
Thailand—11.7%
BTS Group Holdings PCL NVDR	7,300,200	1,890,311
Delta Electronics Thailand PCL NVDR	757,100	1,376,970
The Bangchak Petroleum PCL NVDR	2,455,000	2,364,943
Total Access Communication PCL NVDR	297,400	1,068,036
Total Thailand		6,700,260
TOTAL COMMON STOCKS
(Cost: $57,393,969)		57,189,125
WARRANTS—0.2%
Thailand—0.2%
BTS Group Holdings PCL NVDR, expiring 11/01/18*
(Cost: $0)	3,219,500	87,335
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $57,393,969)		57,276,460
Other Assets in Excess of Liabilities—0.1%		58,686
Net Assets—100.0%		$57,335,146

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Industry	Value	% of Net Assets
Basic Materials	$5,606,590	9.8%
Consumer Goods	4,219,749	7.4
Consumer Services	2,399,545	4.2
Financials	10,520,526	18.3
Industrials	5,642,128	9.8
Oil & Gas	6,311,457	11.0
Telecommunications	14,601,900	25.5
Utilities	7,974,565	13.9
Total Investments	57,276,460	99.9
Other Assets in Excess of Liabilities	58,686	0.1
Net Assets	$57,335,146	100.0%

The accompanying notes are an integral part of these financial statements.

52   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares TCW EM Intermediate Term Investment Grade Bond ETF

March 31, 2014

Investments	Principal	Value
CORPORATE BONDS—30.5%
Cayman Islands—2.6%
Petrobras International Finance Co., 5.75%, 1/20/20	$100,000	$104,882
Colombia—3.0%
Ecopetrol SA, 7.63%, 7/23/19	100,000	120,375
Hong Kong—5.1%
Bank of China Hong Kong, Ltd., 5.55%, 2/11/20	190,000	204,626
Malaysia—2.8%
Petronas Capital, Ltd., 5.25%, 8/12/19	100,000	112,846
Mexico—6.1%
Petroleos Mexicanos, 8.00%, 5/3/19	200,000	245,000
Netherlands—8.2%
Majapahit Holding BV, 7.75%, 1/20/20	100,000	115,250
Myriad International Holdings BV, 6.00%, 7/18/20	200,000	218,000
Total Netherlands		333,250
United States—2.7%
Gerdau Holdings, Inc., 7.00%, 1/20/20	100,000	111,500
TOTAL CORPORATE BONDS
(Cost: $1,213,833)		1,232,479

Investments	Principal	Value
GOVERNMENT—18.0%
Brazil—5.6%
Brazilian Government International Bond, 5.88%, 1/15/19	$200,000	$226,000
Latvia—4.8%
Republic of Latvia, 2.75%, 1/12/20	200,000	193,050
Russia—3.9%
Russian Foreign Bond—Eurobond, 7.50%, 3/31/30*	137,000	156,112
Turkey—3.7%
Turkey Government International Bond, 7.50%, 11/7/19	130,000	149,240
TOTAL GOVERNMENT
(Cost: $724,709)		724,402
TOTAL INVESTMENTS IN SECURITIES—48.5%
(Cost: $1,938,542)		1,956,881
Other Assets in Excess of Liabilities—51.5%		2,076,501
Net Assets—100.0%		$4,033,382

*	Step coupon bond. Rate shown reflects the rate in effect at March 31, 2014.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   53

Schedule of Investments
EGShares TCW EM Long Term Investment Grade Bond ETF

March 31, 2014

Investments	Principal	Value
CORPORATE BONDS—32.5%
China—4.7%
Baidu, Inc., 3.50%, 11/28/22	$200,000	$191,421
Colombia—5.1%
Transportadora de Gas Internacional SA ESP, 5.70%, 3/20/22	200,000	209,000
Hong Kong—4.9%
CNOOC Finance 2012, Ltd., 3.88%, 5/2/22	200,000	196,934
Ireland—4.4%
Novatek OAO via Novatek Finance, Ltd., 4.42%, 12/13/22	200,000	177,750
Mexico—8.9%
Comision Federal de Electricidad, 4.88%, 1/15/24	200,000	203,500
Petroleos Mexicanos, 4.88%, 1/24/22	150,000	157,125
Total Mexico		360,625
Netherlands—4.5%
Petrobras Global Finance BV, 4.38%, 5/20/23	200,000	183,504
TOTAL CORPORATE BONDS
(Cost: $1,309,497)		1,319,234

Investments	Principal	Value
GOVERNMENT—16.9%
Brazil—6.4%
Banco Nacional de Desenvolvimento Economico E Social, 5.75%, 9/26/23	$250,000	$261,875
Philippines—3.8%
Philippine Government International Bond, 10.63%, 3/16/25	100,000	156,125
Poland—2.7%
Poland Government International Bond, 5.00%, 3/23/22	100,000	109,375
Turkey—4.0%
Turkey Government International Bond, 7.38%, 2/5/25	140,000	160,930
TOTAL GOVERNMENT
(Cost: $662,721)		688,305
TOTAL INVESTMENTS IN SECURITIES—49.4%
(Cost: $1,972,218)		2,007,539
Other Assets in Excess of Liabilities—50.6%		2,056,691
Net Assets—100.0%		$4,064,230

The accompanying notes are an integral part of these financial statements.

54   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares TCW EM Short Term Investment Grade Bond ETF

March 31, 2014

Investments	Principal	Value
CORPORATE BONDS—36.6%
Brazil—2.6%
Banco Santander Brasil SA, 4.50%, 4/6/15	$100,000	$103,500
Cayman Islands—10.3%
Petrobras International Finance Co., 3.88%, 1/27/16	100,000	102,944
Petrobras International Finance Co., 3.50%, 2/6/17	100,000	101,330
QNB Finance Ltd., 3.13%, 11/16/15	200,000	207,500
Total Cayman Islands		411,774
China—5.3%
Export-Import Bank of China (The), 4.88%, 7/21/15	200,000	210,369
India—2.6%
Bank of India, 4.75%, 9/30/15	100,000	104,047
Ireland—2.6%
Gazprombank OJSC Via GPB Eurobond Finance PLC, 6.50%, 9/23/15	100,000	104,000
Luxembourg—5.4%
Gazprom OAO Via Gaz Capital SA, 6.21%, 11/22/16	100,000	106,500
Rosneft Finance SA, 7.50%, 7/18/16	100,000	108,750
Total Luxembourg		215,250
Mexico—5.2%
America Movil SAB de CV, 2.38%, 9/8/16	200,000	206,800
Singapore—2.6%
DBS Bank, Ltd., 2.38%, 9/14/15	100,000	102,547
TOTAL CORPORATE BONDS
(Cost: $1,462,515)		1,458,287

Investments	Principal	Value
GOVERNMENT—12.2%
Indonesia—2.7%
Indonesia Government International Bond, 7.25%, 4/20/15	$100,000	$106,750
Mexico—2.8%
Mexico Government International Bond, 5.63%, 1/15/17	100,000	111,500
Russia—2.6%
Russian Foreign Bond—Eurobond, 3.63%, 4/29/15	100,000	102,125
Turkey—4.1%
Turkey Government International Bond, 7.00%, 9/26/16	150,000	164,970
TOTAL GOVERNMENT
(Cost: $484,675)		485,345
TOTAL INVESTMENTS IN SECURITIES—48.8%
(Cost: $1,947,190)		1,943,632
Other Assets in Excess of Liabilities—51.2%		2,042,941
Net Assets—100.0%		$3,986,573

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   55

Statements of Assets and Liabilities
EGA Emerging Global Shares Trust

March 31, 2014

	EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares EM Dividend High Income ETF	EGShares Emerging Markets Consumer ETF (Consolidated)
ASSETS:
Cost of Investments:	$47,575,593	$34,474,466	$11,116,312	$2,911,179	$1,210,035,133
Investments at value	48,968,685	36,832,141	9,121,420	2,824,219	1,230,716,498
Cash	—	—	31,340	—	6,292,276
Foreign cash*	112,763	47,952	—	81,358	—
Restricted cash†	—	—	—	—	—
Receivables:
Capital shares sold	1,990,289	—	—	—	—
Dividends and interest	374,484	66,016	—	21,883	—
Investment securities sold	—	—	—	533,595	—
Total Assets	51,446,221	36,946,109	9,152,760	3,461,055	1,237,008,774
LIABILITIES:
Payables:
Accrued investment advisory fees	22,524	24,905	6,383	1,965	855,347
Capital shares payable	—	—	—	—	—
Due to custodian	142,312	11,921	—	608,856	2,470,856
Due to broker	—	—	—	—	—
Income payable	—	—	—	—	—
Investment securities purchased	1,896,248	—	—	—	—
Total Liabilities	2,061,084	36,826	6,383	610,821	3,326,203
NET ASSETS	$49,385,137	$36,909,283	$9,146,377	$2,850,234	$1,233,682,571
NET ASSETS:
Paid-in capital	$48,101,263	$60,872,941	$14,379,381	$3,045,818	$1,232,092,302
Undistributed (accumulated) net investment income (loss)	620,423	43,332	(16,312)	24,828	1,294,083
Undistributed (accumulated) net realized loss on investments and foreign currency transactions	(727,327)	(26,368,161)	(3,221,800)	(134,313)	(20,406,410)
Net unrealized appreciation (depreciation) on investments and on foreign currency translation	1,390,778	2,361,171	(1,994,892)	(86,099)	20,702,596
NET ASSETS	$49,385,137	$36,909,283	$9,146,377	$2,850,234	$1,233,682,571
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	2,350,000	2,250,000	550,000	150,000	46,500,000
Net asset value per share	$21.01	$16.40	$16.63	$19.00	$26.53
* Cost of foreign cash:	$113,331	$46,886	$—	$84,964	$—
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

56   EGA Emerging Global Shares Trust

	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Dividend Growth ETF	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)
ASSETS:
Cost of Investments:	$4,059,960	$1,903,520	$21,697,525	$4,050,871	$14,731,828	$16,529,200	$57,393,969
Investments at value	4,076,553	1,964,679	23,309,411	4,931,029	17,535,893	16,531,350	57,276,460
Cash	6,706	1,207	—	—	14,719	—	26,704
Foreign cash*	5,466	7,307	180,369	15,258	38,888	39,478	87,273
Restricted cash†	—	—	—	—	—	—	1,709,917
Receivables:
Capital shares sold	—	—	—	—	—	—	5,695
Dividends and interest	1,551	2,509	27,970	1,882	8,630	1,289	308,710
Investment securities sold	—	—	—	—	—	—	1,626,219
Total Assets	4,090,276	1,975,702	23,517,750	4,948,169	17,598,130	16,572,117	61,040,978
LIABILITIES:
Payables:
Accrued investment advisory fees	2,348	1,351	16,387	3,468	11,665	11,011	43,375
Capital shares payable	—	—	—	—	—	—	1,628,493
Due to custodian	—	—	72,489	2	—	978	—
Due to broker	—	—	—	—	—	—	1,709,917
Income payable	—	12,030	—	—	—	—	324,047
Investment securities purchased	—	5,805	—	—	—	—	—
Total Liabilities	2,348	19,186	88,876	3,470	11,665	11,989	3,705,832
NET ASSETS	$4,087,928	$1,956,516	$23,428,874	$4,944,699	$17,586,465	$16,560,128	$57,335,146
NET ASSETS:
Paid-in capital	$4,131,502	$2,016,163	$22,299,096	$4,660,388	$67,186,223	$33,724,592	$79,892,689
Undistributed (accumulated) net investment income (loss)	5,473	(12,471)	24,943	—	47,367	46,038	(324,047)
Undistributed (accumulated) net realized loss on investments and foreign currency transactions	(65,807)	(108,336)	(509,764)	(596,433)	(52,453,304)	(17,214,371)	(22,120,981)
Net unrealized appreciation (depreciation) on investments and on foreign currency translation	16,760	61,160	1,614,599	880,744	2,806,179	3,869	(112,515)
NET ASSETS	$4,087,928	$1,956,516	$23,428,874	$4,944,699	$17,586,465	$16,560,128	$57,335,146
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	200,000	100,000	1,050,000	200,000	1,550,000	1,300,000	3,550,000
Net asset value per share	$20.44	$19.57	$22.31	$24.72	$11.35	$12.74	$16.15
* Cost of foreign cash:	$5,300	$7,323	$177,686	$14,687	$37,104	$37,792	$85,725
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   57

Statements of Assets and Liabilities  (concluded)
EGA Emerging Global Shares Trust

March 31, 2014

	EGShares TCW EM Intermediate Term Investment Grade Bond ETF	EGShares TCW EM Long Term Investment Grade Bond ETF	EGShares TCW EM Short Term Investment Grade Bond ETF
ASSETS:
Cost of Investments:	$1,938,542	$1,972,218	$1,947,190
Investments at value	1,956,881	2,007,539	1,943,632
Cash	2,047,359	2,034,580	2,026,001
Restricted cash†	253,383	241,500	240,110
Receivables:
Dividends and interest	30,291	23,264	18,077
Due from custodian	216,250	212,500	206,000
Total Assets	4,504,164	4,519,383	4,433,820
LIABILITIES:
Payables:
Accrued investment advisory fees	1,149	1,153	1,137
Due to broker	253,383	241,500	240,110
Investment securities purchased	216,250	212,500	206,000
Total Liabilities	470,782	455,153	447,247
NET ASSETS	$4,033,382	$4,064,230	$3,986,573
NET ASSETS:
Paid-in capital	$4,016,078	$4,028,909	$3,990,718
Undistributed (accumulated) net investment income (loss)	—	—	—
Undistributed (accumulated) net realized loss on investments	(1,035)	—	(587)
Net unrealized appreciation (depreciation) on investments	18,339	35,321	(3,558)
NET ASSETS	$4,033,382	$4,064,230	$3,986,573
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	200,000	200,000	200,000
Net asset value per share	$20.17	$20.32	$19.93
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

58   EGA Emerging Global Shares Trust

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EGA Emerging Global Shares Trust   59

Statements of Operations
EGA Emerging Global Shares Trust

Period or Year Ended March 31, 2014

	EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares EM Dividend High Income ETF(1)	EGShares Emerging Markets Consumer ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$937,723	$2,510,504	$245,923	$81,678	$23,067,835
Interest income	—	—	—	—	—
Total investment income	937,723	2,510,504	245,923	81,678	23,067,835
EXPENSES:
Investment advisory fees	142,933	488,567	88,584	14,004	9,483,589
Excise taxes paid	605	—	—	—	18,571
Mauritius taxes paid	—	—	—	—	6,093
Total expenses before waivers	143,538	488,567	88,584	14,004	9,508,253
Less: waivers of expenses from advisor	(32,479)	—	—	—	—
Net expenses	111,059	488,567	88,584	14,004	9,508,253
Net investment income	826,664	2,021,937	157,339	67,674	13,559,582
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(717,997)	(14,843,747)	(821,090)	(134,312)	(14,057,297)
In-Kind Redemptions	134,562	—	128,781	3,127	54,335,515
Foreign currency transactions	(32,951)	(198,729)	(682)	753	(844,370)
Net realized gain (loss)	(616,386)	(15,042,476)	(692,991)	(130,432)	39,433,848
Change in unrealized appreciation (depreciation) on:
Investments	765,200	(2,827,040)	(35,742)	(86,960)	(52,291,246)
Foreign currency translation	(2,605)	4,054	—	861	14,796
Change in unrealized appreciation (depreciation)	762,595	(2,822,986)	(35,742)	(86,099)	(52,276,450)
Net realized and unrealized gain (loss) on investments and foreign currency translation	146,209	(17,865,462)	(728,733)	(216,531)	(12,842,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$972,873	$(15,843,525)	$(571,394)	$(148,857)	$716,980
* Net of foreign taxes withheld of:	$71,047	$164,665	$23,204	$7,186	$1,628,996
1	Represents the period August 15, 2013 (commencement of operations) to March 31, 2014.
2	Represents the period July 1, 2013 (commencement of operations) to March 31, 2014.

The accompanying notes are an integral part of these financial statements.

60   EGA Emerging Global Shares Trust

	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Dividend Growth ETF(2)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$100,087	$40,685	$130,124	$68,392	$719,305	$590,739	$3,972,918
Interest income	102	—	—	—	—	—	646
Total investment income	100,189	40,685	130,124	68,392	719,305	590,739	3,973,564
EXPENSES:
Investment advisory fees	28,452	12,505	56,954	43,660	300,057	156,273	769,392
Excise taxes paid	—	10	—	—	—	—	—
Mauritius taxes paid	—	—	—	—	2,156	1,322	2,058
Total expenses before waivers	28,452	12,515	56,954	43,660	302,213	157,595	771,450
Less: waivers of expenses from advisor	—	—	—	—	—	—	—
Net expenses	28,452	12,515	56,954	43,660	302,213	157,595	771,450
Net investment income	71,737	28,170	73,170	24,732	417,092	433,144	3,202,114
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(63,845)	(108,336)	(507,797)	(317,143)	(37,946,478)	(2,996,021)	(15,006,837)
In-Kind Redemptions	57,521	11,860	66,200	—	—	—	626,734
Foreign currency transactions	(3,097)	(2,866)	(11,364)	10,533	1,688,197	9,888	16,340
Net realized gain (loss)	(9,421)	(99,342)	(452,961)	(306,610)	(36,258,281)	(2,986,133)	(14,363,763)
Change in unrealized appreciation (depreciation) on:
Investments	(77,221)	61,159	1,350,110	649,763	26,138,587	2,707,684	(4,929,136)
Foreign currency translation	920	1	2,666	471	1,718	1,001	4,562
Change in unrealized appreciation (depreciation)	(76,301)	61,160	1,352,776	650,234	26,140,305	2,708,685	(4,924,574)
Net realized and unrealized gain (loss) on investments and foreign currency translation	(85,722)	(38,182)	899,815	343,624	(10,117,976)	(277,448)	(19,288,337)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,985)	$(10,012)	$972,985	$368,356	$(9,700,884)	$155,696	$(16,086,223)
* Net of foreign taxes withheld of:	$10,992	$2,828	$13,937	$—	$—	$—	$350,330
1	Represents the period August 15, 2013 (commencement of operations) to March 31, 2014.
2	Represents the period July 1, 2013 (commencement of operations) to March 31, 2014.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   61

Statements of Operations  (concluded)
EGA Emerging Global Shares Trust

Period Ended March 31, 2014

	EGShares TCW EM Intermediate Term Investment Grade Bond ETF(1)	EGShares TCW EM Long Term Investment Grade Bond ETF(1)	EGShares TCW EM Short Term Investment Grade Bond ETF(1)
INVESTMENT INCOME:
Interest income	$18,551	$22,017	$7,134
EXPENSES:
Investment advisory fees	2,968	2,976	2,956
Net investment income	15,583	19,041	4,178
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(1,035)	—	(587)
Change in unrealized appreciation (depreciation) on:
Investments	18,339	35,321	(3,558)
Net realized and unrealized gain (loss) on investments	17,304	35,321	(4,145)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,887	$54,362	$33
1	Represents the period January 8, 2014 (commencement of operations) to March 31, 2014.

The accompanying notes are an integral part of these financial statements.

62   EGA Emerging Global Shares Trust

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EGA Emerging Global Shares Trust   63

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

March 31, 2014

	EGShares Beyond BRICs ETF		EGShares Brazil Infrastructure ETF		EGShares China Infrastructure ETF
	For the Year Ended March 31, 2014	For the Period August 15, 2012(1) Through March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$826,664	$55,119	$2,021,937	$2,523,832	$157,339	$156,789
Net realized gain (loss) on investments and foreign currency transactions	(616,386)	(8,442)	(15,042,476)	(4,978,845)	(692,991)	(1,003,019)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	762,595	628,183	(2,822,986)	(4,949,509)	(35,742)	1,460,711
Net increase (decrease) in net assets resulting from operations	972,873	674,860	(15,843,525)	(7,404,522)	(571,394)	614,481
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(198,374)	(37,506)	(1,708,565)	(3,009,024)	(147,147)	(154,518)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	41,935,626	7,050,561	—	8,274,032	917,028	2,804,555
Cost of shares redeemed	(1,012,903)	—	(25,277,961)	(7,711,903)	(4,191,060)	(2,428,671)
Transaction fees	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	40,922,723	7,050,561	(25,277,961)	562,129	(3,274,032)	375,884
Net Increase (Decrease) in Net Assets	41,697,222	7,687,915	(42,830,051)	(9,851,417)	(3,992,573)	835,847
NET ASSETS:
Beginning of period	7,687,915	—	79,739,334	89,590,751	13,138,950	12,303,103
End of period	$49,385,137	$7,687,915	$36,909,283	$79,739,334	$9,146,377	$13,138,950
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$620,423	$24,479	$43,332	$(71,310)	$(16,312)	$(25,822)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	350,000	—	3,750,000	3,700,000	750,000	750,000
Shares sold	2,050,000	350,000	—	400,000	50,000	150,000
Shares redeemed	(50,000)	—	(1,500,000)	(350,000)	(250,000)	(150,000)
Shares outstanding, end of period	2,350,000	350,000	2,250,000	3,750,000	550,000	750,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

64   EGA Emerging Global Shares Trust

	EGShares EM Dividend High Income ETF	EGShares Emerging Markets Consumer ETF (Consolidated)		EGShares Emerging Markets Core ETF (Consolidated)		EGShares Emerging Markets Dividend Growth ETF	EGShares Emerging Markets Domestic Demand ETF (Consolidated)
	For the Period August 15, 2013(1) Through March 31, 2014	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Period October 16, 2012(1) Through March 31, 2013	For the Period July 1, 2013(1) Through March 31, 2014	For the Year Ended March 31, 2014	For the Period August 15, 2012(1) Through March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$67,674	$13,559,582	$3,672,737	$71,737	$9,042	$28,170	$73,170	$19,063
Net realized gain (loss) on investments and foreign currency transactions	(130,432)	39,433,848	923,018	(9,421)	(1,547)	(99,342)	(452,961)	95,675
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(86,099)	(52,276,450)	39,262,229	(76,301)	93,061	61,160	1,352,776	261,823
Net increase (decrease) in net assets resulting from operations	(148,857)	716,980	43,857,984	(13,985)	100,556	(10,012)	972,985	376,561
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(40,624)	(9,529,880)	(2,930,218)	(70,906)	(4,026)	(33,472)	(44,840)	(8,302)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,087,632	568,682,184	477,224,008	1,994,833	5,118,595	3,041,849	21,397,580	5,008,034
Cost of shares redeemed	(1,047,917)	(211,670,993)	(35,143,331)	(1,994,464)	(1,041,854)	(1,041,849)	(1,111,765)	(3,160,206)
Transaction fees	—	7,917	1,873	(764)	(57)	—	(977)	(196)
Net increase (decrease) in net assets resulting from capital share transactions	3,039,715	357,019,108	442,082,550	(395)	4,076,684	2,000,000	20,284,838	1,847,632
Net Increase (Decrease) in Net Assets	2,850,234	348,206,208	483,010,316	(85,286)	4,173,214	1,956,516	21,212,983	2,215,891
NET ASSETS:
Beginning of period	—	885,476,363	402,466,047	4,173,214	—	—	2,215,891	—
End of period	$2,850,234	$1,233,682,571	$885,476,363	$4,087,928	$4,173,214	$1,956,516	$23,428,874	$2,215,891
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$24,828	$1,294,083	$405,168	$5,473	$7,173	$(12,471)	$24,943	$7,977
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	—	33,400,000	16,250,000	200,000	—	—	100,000	—
Shares sold	200,000	21,150,000	18,600,000	100,000	250,000	150,000	1,000,000	250,000
Shares redeemed	(50,000)	(8,050,000)	(1,450,000)	(100,000)	(50,000)	(50,000)	(50,000)	(150,000)
Shares outstanding, end of period	150,000	46,500,000	33,400,000	200,000	200,000	100,000	1,050,000	100,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   65

Statements of Changes in Net Assets  (concluded)
EGA Emerging Global Shares Trust

March 31, 2014

	EGShares India Consumer ETF (Consolidated)		EGShares India Infrastructure ETF (Consolidated)
	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,732	$(47)	$417,092	$288,638
Net realized loss on investments and foreign currency transactions	(306,610)	(291,189)	(36,258,281)	(3,074,168)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	650,234	128,040	26,140,305	(7,868,171)
Net increase (decrease) in net assets resulting from operations	368,356	(163,196)	(9,700,884)	(10,653,701)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(2,053,052)	(741,080)
Return of Capital	—	—	—	—
Total distribution	—	—	(2,053,052)	(741,080)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	4,886,779	19,242,356	3,590,929
Cost of shares redeemed	(2,051,517)	—	(41,412,898)	(1,384,494)
Transaction fees	(3,208)	(876)	(2,231)	(1,118)
Net increase (decrease) in net assets resulting from capital share transactions	(2,054,725)	4,885,903	(22,172,773)	2,205,317
Net Increase (Decrease) in Net Assets	(1,686,369)	4,722,707	(33,926,709)	(9,189,464)
NET ASSETS:
Beginning of period	6,631,068	1,908,361	51,513,174	60,702,638
End of period	$4,944,699	$6,631,068	$17,586,465	$51,513,174
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$—	$(44,096)	$47,367	$(7,314)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	300,000	100,000	4,200,000	4,050,000
Shares sold	—	200,000	1,550,000	250,000
Shares redeemed	(100,000)	—	(4,200,000)	(100,000)
Shares outstanding, end of period	200,000	300,000	1,550,000	4,200,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

66   EGA Emerging Global Shares Trust

	EGShares India Small Cap ETF (Consolidated)		EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)		EGShares TCW EM Intermediate Term Investment Grade Bond ETF	EGShares TCW EM Long Term Investment Grade Bond ETF	EGShares TCW EM Short Term Investment Grade Bond ETF
	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period January 8, 2014(1) Through March 31, 2014	For the Period January 8, 2014(1) Through March 31, 2014	For the Period January 8, 2014(1) Through March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$433,144	$178,031	$3,202,114	$3,286,655	$15,583	$19,041	$4,178
Net realized loss on investments and foreign currency transactions	(2,986,133)	(1,182,754)	(14,363,763)	(1,854,705)	(1,035)	—	(587)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	2,708,685	(2,448,190)	(4,924,574)	3,582,740	18,339	35,321	(3,558)
Net increase (decrease) in net assets resulting from operations	155,696	(3,452,913)	(16,086,223)	5,014,690	32,887	54,362	33
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(387,083)	(165,603)	(3,286,653)	(4,409,451)	(15,923)	(19,358)	(4,452)
Return of Capital	—	(8,562)	(174,637)	—	—	—	—
Total distribution	(387,083)	(174,165)	(3,461,290)	(4,409,451)	(15,923)	(19,358)	(4,452)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,064,537	—	51,196,661	69,939,964	4,016,418	4,029,226	3,990,992
Cost of shares redeemed	(5,433,857)	(1,823,856)	(63,434,762)	(40,678,667)	—	—	—
Transaction fees	(2,658)	(1,765)	(998)	317	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(4,371,978)	(1,825,621)	(12,239,099)	29,261,614	4,016,418	4,029,226	3,990,992
Net Increase (Decrease) in Net Assets	(4,603,365)	(5,452,699)	(31,786,612)	29,866,853	4,033,382	4,064,230	3,986,573
NET ASSETS:
Beginning of period	21,163,493	26,616,192	89,121,758	59,254,905	—	—	—
End of period	$16,560,128	$21,163,493	$57,335,146	$89,121,758	$4,033,382	$4,064,230	$3,986,573
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$46,038	$(9,911)	$(324,047)	$(257,626)	$—	$—	$—
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,700,000	1,850,000	4,500,000	2,950,000	—	—	—
Shares sold	100,000	—	2,750,000	3,650,000	200,000	200,000	200,000
Shares redeemed	(500,000)	(150,000)	(3,700,000)	(2,100,000)	—	—	—
Shares outstanding, end of period	1,300,000	1,700,000	3,550,000	4,500,000	200,000	200,000	200,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   67

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Beyond BRICs ETF

	For the Year Ended March 31, 2014		For the Period August 15, 2012(1) Through March 31, 2013
Net asset value, beginning of period	$21.97		$20.00
Investment operations:
Net investment income(2)	0.99		0.17
Net realized and unrealized gain (loss) on investments and foreign currency translation	(1.77	)(3)	1.91
Total from investment operations	(0.78)		2.08
Distributions to shareholders:
Net investment income	(0.18)		(0.11)
Net asset value, end of period	$21.01		$21.97
NET ASSET VALUE TOTAL RETURN(4)	(3.51)%		10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$49,385		$7,688
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[5,9]	0.66%		0.85	%(6)
Expenses, prior to expense reimbursements/waivers[5,9]	0.85%		2.43	%(6)
Net investment income	4.92%		1.26	%(6)
Portfolio turnover rate	63%		1	%(8)

EGShares Brazil Infrastructure ETF

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012		For the Year Ended March 31, 2011	For the Period February 24, 2010(1) Through March 31, 2010
Net asset value, beginning of period	$21.26	$24.21	$25.38		$20.55	$20.00
Investment operations:
Net investment income(2)	0.63	0.71	0.96		0.47	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translation	(4.94)	(2.84)	(1.15)		4.67	0.52	(3)
Total from investment operations	(4.31)	(2.13)	(0.19)		5.14	0.55
Distributions to shareholders:
Net investment income	(0.55)	(0.82)	(0.98)		(0.31)	—
Net asset value, end of period	$16.40	$21.26	$24.21		$25.38	$20.55
NET ASSET VALUE TOTAL RETURN(4)	(20.36)%	(8.63)%	(0.04)%		25.16%	2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$36,909	$79,739	$89,591		$83,760	$11,303
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(5)	0.85%	0.85%	0.88	%(7)	0.85%	0.85	%(6)
Expenses, prior to expense reimbursements/waivers(5)	0.85%	1.52%	1.51%		1.91%	5.67	%(6)
Net investment income	3.52%	3.31%	4.10%		2.09%	1.58	%(6)
Portfolio turnover rate	68%	30%	30%		35%	1	%(8)
1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized gain or loss on investments and foreign currency translation does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
5	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
6	Annualized.
7	The ratio includes 0.03% for the year ended March 31, 2012 attributed to excise tax expense, which is outside the expense cap in place at that time.
8	Not annualized.
9	Effective October 1, 2013 the Fund entered into a fee waiver agreement pursuant to which the Advisor has agreed to waive its advisory fee to 0.58% of the Fund's average daily net assets (See Note 9).

The accompanying notes are an integral part of these financial statements.

68   EGA Emerging Global Shares Trust

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares China Infrastructure ETF

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 17, 2010(1) Through March 31, 2010
Net asset value, beginning of period	$17.52	$16.40	$22.24	$20.78	$20.09
Investment operations:
Net investment income (loss)(2)	0.26	0.23	0.33	0.10	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translation	(0.88)	1.13	(5.76)	1.49	0.71
Total from investment operations	(0.62)	1.36	(5.43)	1.59	0.69
Distributions to shareholders:
Net investment income	(0.27)	(0.24)	(0.41)	(0.13)	—
Net asset value, end of period	$16.63	$17.52	$16.40	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN(3)	(3.70)%	8.16%	(24.35)%	7.69%	3.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$9,146	$13,139	$12,303	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(6)	0.85%	0.85%	0.85%	0.85%	0.85	%(4)
Expenses, prior to expense reimbursements/waivers(6)	0.85%	2.45%	2.03%	2.89%	7.82	%(4)
Net investment income (loss)	1.51%	1.32%	1.75%	0.47%	(0.85	)%(4)
Portfolio turnover rate	9%	19%	12%	34%	1	%(5)

EGShares EM Dividend High Income ETF

	For the Period August 15, 2013(1) Through March 31, 2014
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income(2)	0.50
Net realized and unrealized loss on investments and foreign currency translation	(1.19)
Total from investment operations	(0.69)
Distributions to shareholders:
Net investment income	(0.31)
Net asset value, end of period	$19.00
NET ASSET VALUE TOTAL RETURN(3)	(3.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,850
Ratios to average net assets:
Expenses	0.85	%(4)
Net investment income	4.11	%(4)
Portfolio turnover rate	61	%(5)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   69

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period September 14, 2010(1) Through March 31, 2011
Net asset value, beginning of period	$26.51	$24.77	$22.76	$20.00
Investment operations:
Net investment income(2)	0.31	0.17	0.17	0.04
Net realized and unrealized gain (loss) on investments and foreign currency translation	(0.09)	1.68	1.96	2.74
Total from investment operations	0.22	1.85	2.13	2.78
Distributions to shareholders:
Net investment income	(0.20)	(0.11)	(0.12)	(0.02)
Net asset value, end of period	$26.53	$26.51	$24.77	$22.76
NET ASSET VALUE TOTAL RETURN(3)	0.82%	7.46%	9.44%	13.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,233,683	$885,476	$402,466	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(6)	0.84%	0.85%	0.85%	0.85	%(4)
Expenses, prior to expense reimbursements/waivers(6)	0.84%	1.23%	1.31%	1.44	%(4)
Net investment income	1.20%	0.68%	0.76%	0.37	%(4)
Portfolio turnover rate	14%	7%	3%	9	%(5)

EGShares Emerging Markets Core ETF (Consolidated)

	For the Year Ended March 31, 2014	For the Period October 16, 2012(1) Through March 31, 2013
Net asset value, beginning of period	$20.87	$20.00
Investment operations:
Net investment income(2)	0.36	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translation	(0.44)	0.82
Total from investment operations	(0.08)	0.91
Distributions to shareholders:
Net investment income	(0.35)	(0.04)
Net asset value, end of period	$20.44	$20.87
NET ASSET VALUE TOTAL RETURN(3)	(0.36)%	4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,088	$4,173
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(6)	0.70%	0.70	%(4)
Expenses, prior to expense reimbursements/waivers(6)	0.70%	11.94	%(4)
Net investment income	1.76%	0.96	%(4)
Portfolio turnover rate	16%	3	%(5)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

70   EGA Emerging Global Shares Trust

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Dividend Growth ETF

	For the Period July 1, 2013(1) Through March 31, 2014
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income(2)	0.28
Net realized and unrealized loss on investments and foreign currency translation	(0.38)
Total from investment operations	(0.10)
Distributions to shareholders:
Net investment income	(0.33)
Net asset value, end of period	$19.57
NET ASSET VALUE TOTAL RETURN(3)	(0.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,957
Ratios to average net assets:
Expenses	0.85	%(4)
Net investment income	1.91	%(4)
Portfolio turnover rate	59	%(5)

EGShares Emerging Markets Domestic Demand ETF (Consolidated)

	For the Year Ended March 31, 2014	For the Period August 15, 2012(1) Through March 31, 2013
Net asset value, beginning of period	$22.16	$20.00
Investment operations:
Net investment income(2)	0.23	0.13
Net realized and unrealized gain on investments and foreign currency translation	0.14	2.11
Total from investment operations	0.37	2.24
Distributions to shareholders:
Net investment income	(0.22)	(0.08)
Net asset value, end of period	$22.31	$22.16
NET ASSET VALUE TOTAL RETURN(3)	1.70%	11.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$23,429	$2,216
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(6)	0.85%	0.85	%(4)
Expenses, prior to expense reimbursements/waivers(6)	0.85%	4.53	%(4)
Net investment income	1.09%	1.02	%(4)
Portfolio turnover rate	159%	57	%(5)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   71

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Consumer ETF (Consolidated)

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013		For the Period August 10, 2011(1) Through March 31, 2012
Net asset value, beginning of period	$22.10	$19.08		$20.00
Investment operations:
Net investment income (loss)(2)	0.11	(—	)(3)	(—	)(3)
Net realized and unrealized gain (loss) on investments and foreign currency translation	2.51	3.02	(4)	(0.92	)(4)
Total from investment operations	2.62	3.02		(0.92)
Net asset value, end of period	$24.72	$22.10		$19.08
NET ASSET VALUE TOTAL RETURN(5)	11.86%	15.83%		(4.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,945	$6,631		$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(9)	0.89%	0.89%		0.89	%(6)
Expenses, prior to expense reimbursements/waivers(9)	0.89%	4.31%		6.16	%(6)
Net investment income (loss)	0.50%	(0.00	)%(7)	(0.04	)%(6)
Portfolio turnover rate	43%	50%		104	%(8)

EGShares India Infrastructure ETF (Consolidated)

	For the Year Ended March 31, 2014		For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period August 11, 2010(1) Through March 31, 2011
Net asset value, beginning of period	$12.27		$14.99	$19.40	$20.00
Investment operations:
Net investment income(2)	0.13		0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency translation	0.27	(4)	(2.60)	(4.39)	(0.61)
Total from investment operations	0.40		(2.53)	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	(1.32)		(0.19)	(0.08)	—
Net asset value, end of period	$11.35		$12.27	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN(5)	4.04%		(17.08)%	(22.19)%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$17,586		$51,513	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(9)	0.86	%(10)	0.85%	0.85%	0.85	%(6)
Expenses, prior to expense reimbursements/waivers(9)	0.86	%(10)	1.61%	1.69%	2.24	%(6)
Net investment income	1.18%		0.53%	0.39%	0.11	%(6)
Portfolio turnover rate	76%		24%	23%	9	%(8)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $(0.005)
4	The realized and unrealized gain or loss on investments and foreign currency translation does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
6	Annualized.
7	Less than (0.005)%
8	Not annualized.
9	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
10	The ratio includes 0.01% for the year ended March 31, 2014 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

72   EGA Emerging Global Shares Trust

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Small Cap ETF (Consolidated)

	For the Year Ended March 31, 2014		For the Year Ended March 31, 2013		For the Year Ended March 31, 2012	For the Period July 7, 2010(1) Through March 31, 2011
Net asset value, beginning of period	$12.45		$14.39		$19.29	$20.00
Investment operations:
Net investment income (loss)(2)	0.26		0.10		0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translation	0.25	(3)	(1.94)		(4.88)	(0.68)
Total from investment operations	0.51		(1.84)		(4.74)	(0.69)
Distributions to shareholders:
Net investment income	(0.22)		(0.10)		(0.16)	(0.02)
Return of Capital	—		(—	)(8)	—	—
Total distributions	(0.22)		(0.10)		(0.16)	(0.02)
Net asset value, end of period	$12.74		$12.45		$14.39	$19.29
NET ASSET VALUE TOTAL RETURN(4)	4.29%		(12.87)%		(24.33)%	(3.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$16,560		$21,163		$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(9)	0.86	%(10)	0.85%		0.85%	0.90%(5),(6)
Expenses, prior to expense reimbursements/waivers(9)	0.86	%(10)	2.09%		2.26%	3.12	%(5)
Net investment income (loss)	2.36%		0.76%		0.84%	(0.06	)%(5)
Portfolio turnover rate	56%		43%		125%	1	%(7)

EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013		For the Period August 4, 2011(1) Through March 31, 2012
Net asset value, beginning of period	$19.80	$20.09		$20.00
Investment operations:
Net investment income(2)	0.64	0.86		0.33
Net realized and unrealized gain (loss) on investments and foreign currency translation	(3.61)	(0.09	)(3)	0.13
Total from investment operations	(2.97)	0.77		0.46
Distributions to shareholders:
Net investment income	(0.65)	(1.06)		(0.37)
Return of Capital	(0.03)	—		—
Total distributions	(0.68)	(1.06)		(0.37)
Net asset value, end of period	$16.15	$19.80		$20.09
NET ASSET VALUE TOTAL RETURN(4)	(15.14)%	4.12%		2.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$57,335	$89,122		$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers(9)	0.85%	0.85%		0.85	%(5)
Expenses, prior to expense reimbursements/waivers(9)	0.85%	1.43%		2.07	%(5)
Net investment income	3.54%	4.45%		2.62	%(5)
Portfolio turnover rate	137%	86%		45	%(7)
1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized gain or loss on investments and foreign currency translation does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
5	Annualized.
6	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense, which was outside the expense cap in place at that time.
7	Not annualized.
8	Less than $(0.0005).
9	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
10	The ratio includes 0.01% for the period ended March 31, 2014 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   73

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares TCW EM Intermediate Term Investment Grade Bond ETF

	For the Period January 8, 2014(1) Through March 31, 2014
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income(2)	0.15
Net realized and unrealized gain on investments	0.18
Total from investment operations	0.33
Distributions to shareholders:
Net investment income	(0.16)
Net asset value, end of period	$20.17
NET ASSET VALUE TOTAL RETURN(3)	1.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,033
Ratios to average net assets:
Expenses	0.65	%(4)
Net investment income	3.41	%(4)
Portfolio turnover rate	—	%(5)

EGShares TCW EM Long Term Investment Grade Bond ETF

	For the Period January 8, 2014(1) Through March 31, 2014
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income(2)	0.18
Net realized and unrealized gain on investments	0.33
Total from investment operations	0.51
Distributions to shareholders:
Net investment income	(0.19)
Net asset value, end of period	$20.32
NET ASSET VALUE TOTAL RETURN(3)	2.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,064
Ratios to average net assets:
Expenses	0.65	%(4)
Net investment income	4.16	%(4)
Portfolio turnover rate	—	%(5)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

74   EGA Emerging Global Shares Trust

Financial Highlights (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares TCW EM Short Term Investment Grade Bond ETF

	For the Period January 8, 2014(1) Through March 31, 2014
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income(2)	0.04
Net realized and unrealized loss on investments and foreign currency translation	(0.07)
Total from investment operations	(0.03)
Distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$19.93
NET ASSET VALUE TOTAL RETURN(3)	(0.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,987
Ratios to average net assets:
Expenses	0.65	%(4)
Net investment income	0.92	%(4)
Portfolio turnover rate	11	%(5)
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   75

Notes to Financial Statements
March 31, 2014

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of forty-one separate non-diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following ETFs (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Funds	Commencement of Operations
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares China Infrastructure ETF (“China Infrastructure ETF”)	February 17, 2010
EGShares EM Dividend High Income ETF (“Dividend High Income ETF”)	August 15, 2013
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Core ETF (“Core ETF”)	October 16, 2012
EGShares Emerging Markets Dividend Growth ETF (“Dividend Growth ETF”)	July 1, 2013
EGShares Emerging Markets Domestic Demand ETF (“Domestic Demand ETF”)	August 15, 2012
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
EGShares Low Volatility Emerging Markets Dividend ETF (“Low Volatility Dividend ETF”)	August 4, 2011
EGShares TCW EM Intermediate Term Investment Grade Bond ETF (“Intermediate Term Investment Grade Bond ETF”)	January 8, 2014
EGShares TCW EM Long Term Investment Grade Bond ETF (“Long Term Investment Grade Bond ETF”)	January 8, 2014
EGShares TCW EM Short Term Investment Grade Bond ETF (“Short Term Investment Grade Bond ETF”)	January 8, 2014

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “Beyond BRICs Underlying Index”). Effective as of October 25, 2013, the Fund began tracking the new Beyond BRICs Underlying Index instead of the former Indxx Beyond BRICs Index. The Beyond BRICs Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets ex Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE’s Country Classification System. The index is market capitalization weighted, and will generally provide exposure up to 75% emerging markets and 25% frontier markets.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (the “BRXX Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new BRXX Underlying Index instead of the former Indxx Brazil Infrastructure Index. The BRXX Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that FTSE determines to be representative of Brazil’s infrastructure industries.

The China Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx China Infrastructure Index (the “China Infrastructure Underlying Index”). The China Infrastructure Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that Indxx, LLC determines to be representative of China’s infrastructure industries.

The Dividend High Income ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Equal Weighted Emerging All Cap ex Taiwan Diversified Dividend Yield 50 Index (the “Emerging Markets High Dividend Underlying Index”). The Emerging Markets High Dividend Underlying Index is equally-weighted and measures the stock performance of the top 50 emerging market companies ranked by trailing dividend yield, with a limit of no more than 10 stocks per industry and country applied.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 Index (the “Consumer Titans Underlying Index”). The Consumer Titans Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that S&P Dow Jones Indices determines to be representative of the emerging market Consumer Goods and Consumer Services Industries.

76   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

The Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (the “Emerging Markets Core Underlying Index”). The Emerging Markets Core Underlying Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries. The Fund invests in the constituent companies of the Emerging Markets Core Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $1 billion at the time of purchase.

The Dividend Growth ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Diversified Capped Dividend Growth 50 Index (the “Dividend Growth Underlying Index”). The Dividend Growth Underlying Index is a capped free float market-cap weighted index that measures the stock performance of 50 emerging market companies with a high compounded annual dividend growth rate. The index has been designed to capture a broad spectrum of securities across emerging market countries that have been screened for consistent dividend quality.

The Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Domestic Demand Index (the “EMDD Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new EMDD Underlying Index instead of the former Indxx Emerging Markets Domestic Demand Index. The EMDD Underlying Index is free-float market capitalization-weighted stock market index comprised of 50 emerging markets companies in the consumer staples, consumer discretionary, telecommunication services, health care and the utilities sectors.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the “Consumer Underlying Index”). The Consumer Underlying Index is comprised of 30 stocks free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry in India.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (the “India Infrastructure Underlying Index”). The India Infrastructure Underlying Index is a free-float capitalization-weighted stock market index comprised of 30 leading emerging market companies that Indxx, LLC determines to be representative of India’s infrastructure sectors. The Fund invests in Indian medium to large capitalization infrastructure companies that are included in the India Infrastructure Underlying Index, which are generally defined as companies that are domiciled in India and that have a market capitalization of at least $200 million at the time of purchase.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (the “India Small Cap Underlying Index”). The India Small Cap Underlying Index is comprised of 75 stocks free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The Low Volatility Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index (the “HILO Underlying Index”). Effective as of February 3, 2014, the Fund began tracking the new HILO Underlying Index instead of the former Indxx Emerging Market High Income Low Beta Index. The HILO Underlying Index is a dividend yield weighted stock market index comprised of 30 emerging markets companies that have a high dividend yield and low beta. The Underlying Index is screened for size and liquidity, dividend quality and volatility.

The Intermediate Term Investment Grade Bond ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Intermediate Term Investment Grade Bond Index (the “Intermediate Term Investment Grade Bond Index”). The Intermediate Term Investment Grade Bond Index is comprised of emerging markets bonds denominated in U.S. dollars with remaining maturities between four and seven years. Under normal conditions, the Fund will invest at least 80% of its net assets in investment grade, U.S. dollar denominated intermediate term emerging market sovereign and corporate bonds.

The Long Term Investment Grade Bond ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Long Term Investment Grade Bond Index (the “Long Term Investment Grade Bond Index”). The Long Term Investment Grade Bond Index is comprised of emerging markets bonds denominated in U.S. dollars with remaining maturities between eight and twelve years. Under normal conditions, the Fund will invest at least 80% of its net assets in investment grade, U.S. dollar denominated long term emerging market sovereign and corporate bonds.

The Short Term Investment Grade Bond ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the performance of the J.P. Morgan Custom EM Short Term Investment Grade Bond Index (the “Short Term Investment Grade Bond Index”). The Short Term Investment Grade Bond Index is comprised of emerging markets bonds denominated in U.S. dollars with remaining maturities between one and three years. Under normal conditions, the Fund will invest at least 80% of its net assets in investment grade, U.S. dollar denominated short term emerging market sovereign and corporate bonds.

EGA Emerging Global Shares Trust   77

Notes to Financial Statements  (continued)
March 31, 2014

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Consumer ETF	EGShares Consumer Mauritius
Core ETF	EGShares Core Mauritius
Domestic Demand ETF	EGShares Domestic Demand Mauritius
India Consumer ETF	EGShares India Consumer Mauritius
India Infrastructure ETF	EGShares India Infrastructure Mauritius
India Small Cap ETF	EGShares India Small Cap Mauritius
Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend Mauritius

The Consumer ETF, Core ETF, Domestic Demand ETF and Low Volatility Dividend ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest virtually all of their assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

By investing in a wholly owned subsidiary, Consumer ETF, Core ETF, Domestic Demand ETF, India Consumer ETF, India Infrastructure ETF, India Small Cap ETF and Low Volatility Dividend ETF each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provisions of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2014	% of ETF’s Total Net Assets at March 31, 2014
Consumer ETF	September 14, 2010	$83,960,443	6.8%
Core ETF	October 16, 2012	528,245	12.9
Domestic Demand ETF	August 15, 2012	1,604,247	6.8
India Consumer ETF	August 10, 2011	4,948,416	100.1
India Infrastructure ETF	August 11, 2010	17,583,547	100.0
India Small Cap ETF	July 7, 2010	16,573,029	100.1
Low Volatility Dividend ETF	August 4, 2011	2,962,057	5.2

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

78   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the ETFs. Use of a rate different from the rate used by the index provider may adversely affect an ETF’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the accretion of discounts and amortization of premiums.

Federal Income Taxes

The Beyond BRICs ETF, Brazil Infrastructure ETF, China Infrastructure ETF, Consumer ETF, Core ETF, Domestic Demand ETF, India Consumer ETF, India Infrastructure ETF, India Small Cap ETF and Low Volatility Dividend ETF have qualified and continue to qualify, and the Dividend High Income ETF, Dividend Growth ETF, Intermediate Term Investment Grade Bond ETF, Long Term Investment Grade Bond ETF and Short Term Investment Grade Bond ETF intend to qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for Dividend Growth ETF and the Low Volatility Dividend ETF; monthly for Dividend High Income ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

EGA Emerging Global Shares Trust   79

Notes to Financial Statements  (continued)
March 31, 2014

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2014, open federal and state income tax years include the tax years or periods ended March 31, 2011, March 31, 2012, March 31, 2013 and March 31, 2014. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF.

4. INVESTMENT RISKS

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The Beyond BRICs ETF concentrates its investments in industries to the same extent as the Beyond BRICs Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Brazil Infrastructure ETF only invests in Brazilian securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

The China Infrastructure ETF only invests in Chinese securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure ETF, China Infrastructure ETF, and India Infrastructure ETF concentrate their investments in infrastructure industries to the same extent as their respective underlying indices, and as such, may be adversely affected by increased price volatility of securities in the infrastructure sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

The Dividend High Income ETF concentrates its investments in industries to the same extent as the Emerging Markets High Dividend Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Consumer ETF and India Consumer ETF concentrate their investments in the consumer goods and services industries to the same extent as their respective Underlying Indices, and as such, may be adversely affected by increased price volatility of securities in the consumer goods and services industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

The Core ETF concentrates its investments in industries to the same extent as the Emerging Markets Core Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Dividend Growth ETF concentrates its investments in industries to the same extent as the Dividend Growth Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Domestic Demand ETF concentrates its investments in industries to the same extent as the EMDD Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the consumer goods, consumer services, health care, telecommunications and utilities industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

80   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF only invest in Indian securities. Their NAVs will therefore be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The India Small Cap ETF primarily invests in small capitalization companies, and as such, may be adversely affected by increased price volatility of securities in that capitalization.

The Low Volatility Dividend ETF concentrates its investments in industries to the same extent as the HILO Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Intermediate Term Investment Grade Bond ETF concentrates its investments in industries to the same extent as the Intermediate Term Investment Grade Bond Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Long Term Investment Grade Bond ETF concentrates its investments in industries to the same extent as the Long Term Investment Grade Bond Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Short Term Investment Grade Bond ETF concentrates its investments in industries to the same extent as the Short Term Investment Grade Bond Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of creation units (see Note 10) for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2014, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

6. FEDERAL INCOME TAX MATTERS

For the year or period ended March 31, 2014, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Beyond BRICs ETF	$47,849,571	$2,684,821	$(1,565,707)	$1,119,114
Brazil Infrastructure ETF	36,522,305	4,602,183	(4,292,347)	309,836
China Infrastructure ETF	11,154,977	639,353	(2,672,910)	(2,033,557)
Dividend High Income ETF	2,913,373	107,829	(196,983)	(89,154)
Consumer ETF	1,220,413,496	172,580,611	(162,277,609)	10,303,002
Core ETF	4,064,323	394,156	(381,926)	12,230
Dividend Growth ETF	1,905,973	111,073	(52,367)	58,706
Domestic Demand ETF	22,020,263	2,102,488	(813,340)	1,289,148
India Consumer ETF	4,058,993	973,721	(101,685)	872,036
India Infrastructure ETF	20,919,558	5,651,496	(9,035,161)	(3,383,665)
India Small Cap ETF	16,781,479	8,242,898	(8,493,027)	(250,129)
Low Volatility Dividend ETF	57,480,085	3,259,190	(3,462,815)	(203,625)
Intermediate Term Investment Grade Bond ETF	1,938,542	24,961	(6,622)	18,339
Long Term Investment Grade Bond ETF	1,972,218	45,673	(10,352)	35,321
Short Term Investment Grade Bond ETF	1,947,190	6,575	(10,133)	(3,558)

EGA Emerging Global Shares Trust   81

Notes to Financial Statements  (continued)
March 31, 2014

For the year or period ended March 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Beyond BRICs ETF	$620,423	$(453,349)	$1,116,800	$1,283,874
Brazil Infrastructure ETF	43,332	(24,320,322)	313,332	(23,963,658)
China Infrastructure ETF	2,141	(3,201,590)	(2,033,555)	(5,233,004)
Dividend High Income ETF	24,827	(132,118)	(88,293)	(195,584)
Consumer ETF	1,294,083	(10,028,047)	10,324,233	1,590,269
Core ETF	8,297	(64,268)	12,397	(43,574)
Dividend Growth ETF	789	(119,143)	58,707	(59,647)
Domestic Demand ETF	24,943	(187,026)	1,291,861	1,129,778
India Consumer ETF	—	(588,311)	872,622	284,311
India Infrastructure ETF	73,223	(46,291,431)	(3,381,550)	(49,599,758)
India Small Cap ETF	49,753	(16,965,807)	(248,410)	(17,164,464)
Low Volatility Dividend ETF	—	(22,358,912)	(198,631)	(22,557,543)
Intermediate Term Investment Grade Bond ETF	—	(1,035)	18,339	17,304
Long Term Investment Grade Bond ETF	—	—	35,321	35,321
Short Term Investment Grade Bond ETF	—	(587)	(3,558)	(4,145)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October and December losses.

For the year or period ended March 31, 2014, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Beyond BRICs ETF	$(32,346)	$(101,504)	$133,850
Brazil Infrastructure ETF	(198,730)	198,730	—
China Infrastructure ETF	(682)	(112,588)	113,270
Dividend High Income ETF	(2,222)	(3,881)	6,103
Consumer ETF	(3,140,787)	(52,086,755)	55,227,542
Core ETF	(2,531)	(55,061)	57,592
Dividend Growth ETF	(7,169)	(8,994)	16,163
Domestic Demand ETF	(11,364)	(54,837)	66,201
India Consumer ETF	19,364	(10,533)	(8,831)
India Infrastructure ETF	1,690,641	(1,690,641)	—
India Small Cap ETF	9,888	(9,888)	—
Low Volatility Dividend ETF	18,118	(290,011)	271,893
Intermediate Term Investment Grade Bond ETF	340	—	(340)
Long Term Investment Grade Bond ETF	317	—	(317)
Short Term Investment Grade Bond ETF	274	—	(274)

82   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sales adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the year or period ended March 31, 2014, the ETFs deferred to April 1, 2014 these losses of:

Funds	Late Year Ordinary Losses	Post October Capital Losses
Beyond BRICs ETF	$—	$101,258
Brazil Infrastructure ETF	—	6,829,467
China Infrastructure ETF	18,454	133,467
Dividend High Income ETF	—	125,758
Consumer ETF	—	4,351,143
Core ETF	—	6,679
Dividend Growth ETF	1,230	105,525
Domestic Demand ETF	—	183,267
India Consumer ETF	—	—
India Infrastructure ETF	—	345,529
India Small Cap ETF	—	2,302,660
Low Volatility Dividend ETF	—	9,142,967
Intermediate Term Investment Grade Bond ETF	—	1,035
Long Term Investment Grade Bond ETF	—	—
Short Term Investment Grade Bond ETF	—	587

At March 31, 2014, for federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains:

	Carryforwards with No Expiration*		Carryforwards Expiring In
Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Fiscal Year 2018	Fiscal Year 2019
Beyond BRICs ETF	$143,415	$208,676	$—	$—
Brazil Infrastructure ETF	5,982,230	11,508,625	—	—
China Infrastructure ETF	1,442,995	1,603,863	—	2,811
Dividend High Income ETF	6,360	—	—	—
Consumer ETF	715,076	4,961,828	—	—
Core ETF	57,589	—	—	—
Dividend Growth ETF	358	—	—	—
Domestic Demand ETF	3,759	—	—	—
India Consumer ETF	588,311	—	—	—
India Infrastructure ETF	12,652,391	33,293,511	—	—
India Small Cap ETF	4,609,309	10,053,838	—	—
Low Volatility Dividend ETF	10,531,715	2,360,183	—	—
Intermediate Term Investment Grade Bond ETF	—	—	—	—
Long Term Investment Grade Bond ETF	—	—	—	—
Short Term Investment Grade Bond ETF	—	—	—	—
*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character. Amounts are subject to IRC Section 382-384 limitations in subsequent years.

EGA Emerging Global Shares Trust   83

Notes to Financial Statements  (continued)
March 31, 2014

The tax character of distributions paid during the periods ended March 31, 2014 and March 31, 2013 were as follows:

	Period Ended March 31, 2014			Period Ended March 31, 2013
Funds	Distributions Paid from Ordinary Income	Distributions Paid from Long Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income	Distributions Paid from Long Term Capital Gains	Distributions Paid from Return of Capital
Beyond BRICs ETF	$198,374	$—	$—	$37,506	$—	$—
Brazil Infrastructure ETF	1,708,565	—	—	3,009,024	—	—
China Infrastructure ETF	147,147	—	—	154,518	—	—
Dividend High Income ETF	40,624	—	—	—	—	—
Consumer ETF	9,529,880	—	—	2,930,218	—	—
Core ETF	70,906	—	—	4,026	—	—
Dividend Growth ETF	33,472	—	—	—	—	—
Domestic Demand ETF	44,840	—	—	8,302	—	—
India Consumer ETF	—	—	—	—	—	—
India Infrastructure ETF	2,053,052	—	—	741,080	—	—
India Small Cap ETF	387,083	—	—	165,603	—	8,562
Low Volatility Dividend ETF	3,286,653	—	174,637	4,409,451	—	—
Intermediate Term Investment Grade Bond ETF	15,923	—	—	—	—	—
Long Term Investment Grade Bond ETF	19,358	—	—	—	—	—
Short Term Investment Grade Bond ETF	4,452	—	—	—	—	—

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETFs’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

84   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

The inputs and methodology used for valuing the securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of March 31, 2014 in valuing the ETFs’:

	Beyond BRICs ETF*	Brazil Infrastructure ETF**	China Infrastructure ETF**	Dividend High Income ETF*	Consumer ETF*	Core ETF*	Dividend Growth ETF*	Domestic Demand ETF*
Assets
Level 1
Common Stocks	$48,968,685	$36,832,141	$9,121,420	$2,824,219	$1,230,716,498	$4,073,971	$1,964,679	$23,309,411
Preferred Stock	—	—	—	—	—	2,582	—	—
Level 3
Convertible Bond	—[a]	—	—	—	—	—	—	—
Total	$48,968,685	$36,832,141	$9,121,420	$2,824,219	$1,230,716,498	$4,076,553	$1,964,679	$23,309,411

	India Consumer ETF	India Infrastructure ETF	India Small Cap ETF	Low Volatility Dividend ETF	Intermediate Term Investment Grade Bond ETF	Long Term Investment Grade Bond ETF	Short Term Investment Grade Bond ETF
Assets
Level 1
Common Stocks	$4,917,204	$17,504,045	$16,521,598	$57,189,125	$—	$—	$—
Preferred Stock	13,825	—	—	—	—	—	—
Level 2
Corporate Bonds	—	—	—	—	1,232,479	1,319,234	1,458,287
Government	—	—	—	—	724,402	688,305	485,345
Rights	—	31,848	—	—	—	—	—
Warrants	—	—	—	87,335	—	—	—
Level 3
Common Stocks	—	—	9,752	—	—	—	—
Total	$4,931,029	$17,535,893	$16,531,350	$57,276,460	$1,956,881	$2,007,539	$1,943,632
a	Amount is less than $1.
*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.

EGA Emerging Global Shares Trust   85

Notes to Financial Statements  (continued)
March 31, 2014

Reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended March 31, 2014:

	Beyond BRICs ETF	India Small Cap ETF
	Convertible Bond Financials	Common Stocks Chemicals
Balance as of March 31, 2013	$—	$131,907
Realized gain (loss)(1)	—	—
Change in unrealized depreciation(2)	—	(122,155)
Purchases	—	—
Sales	—	—
Transfers into Level 3(3)	—	—
Transfers out of Level 3(4)	—	—
Balance as of March 31, 2014	$—	$9,752
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2014 is:	$—	$(122,155)
1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

To estimate fair value, the Trust’s Valuation Committee (the “Committee”) followed procedures established by the Board. The significant inputs for the valuation methodology for the India Small Cap ETF, after consideration of quantitative and fundamental factors, were duration of fair valuation event and an illiquidity discount.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA”) believes that the values available are unreliable. The Committee performs certain functions as they relate to the administration and oversight of the Funds’ valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include duration of fair valuation event, comparable benchmark performance, and an illiquidity discount. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of securities that are fair valued for more than five days.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of March 31, 2014 in valuing Level 3 securities:

Beyond BRICs ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Convertible Bond Financials	$ 0	Zero value as bonds are not trading and conversion terms are unknown	None	None

India Small Cap ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Common Stocks Chemicals	$9,752	Adjustment to market based on duration of fair value event and illiquidity discount	Illiquidity Discount	88.4%

86   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2014

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the year or periods ended March 31, 2014. The Purchases column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Beyond BRICs ETF	$30,126,512	$11,396,823	$23,109,228	$710,307
Brazil Infrastructure ETF	38,145,171	62,845,240	—	—
China Infrastructure ETF	1,491,820	892,866	105,807	3,960,155
Dividend High Income ETF	2,429,683	1,600,527	2,253,823	40,615
Consumer ETF	342,891,723	161,777,762	364,327,778	186,486,606
Core ETF	811,460	641,871	18,399	188,421
Dividend Growth ETF	1,374,022	1,155,917	1,841,650	60,766
Domestic Demand ETF	14,212,971	11,919,331	18,200,121	317,479
India Consumer ETF	2,094,701	4,129,246	—	—
India Infrastructure ETF	27,355,907	49,364,665	—	—
India Small Cap ETF	10,214,235	14,510,652	—	—
Low Volatility Dividend ETF	142,331,996	120,329,555	21,964,277	56,277,778
Intermediate Term Investment Grade Bond ETF	—	—	1,951,696	—
Long Term Investment Grade Bond ETF	—	—	1,972,954	—
Short Term Investment Grade Bond ETF	213,010	207,800	1,955,122	—

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

For Dividend High Income ETF, Core ETF and Dividend Growth ETF, EGA served as the sole investment advisor from inception through March 31, 2014 and provided investment advice and management services to each ETF. EGA received an annual fee equal to 0.70% of the average daily net assets of Core ETF and 0.85% for the first billion, 0.75% for the next billion and 0.65% for anything over $2 billion of the average daily net assets of Dividend High Income ETF and Dividend Growth ETF. EGA serves as advisor and TCW Investment Management Company (“TCW”) serves as sub-advisor to Intermediate Investment Term Grade Bond ETF, Long Term Investment Grade Bond ETF and Short Term Investment Grade Bond ETF. The aggregate annual advisory fees equal 0.65% of the average daily net assets from each of those Funds, a portion of which goes to TCW for a sub-advisory fee.

For the period April 1, 2012 through March 31, 2013 the Trust and EGA had entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each ETF (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.70% for Core ETF and 0.89% for India Consumer ETF) at least until July 31, 2013. Under this fee waiver and expense assumption agreement, EGA retained the right to seek reimbursement from each ETF of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause an ETF to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

Effective April 1, 2013, EGA replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs without any increase in EGA’s advisory fee. The ETFs were previously obligated to pay these expenses through March 31, 2013, although EGA had entered into annual voluntary expense waiver and reimbursement agreements that capped an ETF’s ordinary operating expenses at the same rate as EGA’s advisory fee. Under the Unified Fee, EGA pays all of the ordinary operating expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

EGA Emerging Global Shares Trust   87

Notes to Financial Statements  (continued)
March 31, 2014

Effective July 1, 2013, the advisory fee for Consumer ETF changed from 0.85% of the average daily net assets to the following tiered structure: 0.85% of average daily net assets up to $1 billion; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily next assets over and above $2 billion.

Effective October 1, 2013, the Trust and EGA, advisor to the Beyond BRICs ETF, have entered into a written fee waiver agreement (“Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.58% of the Beyond BRICs ETF’s average daily net assets. The Fee Waiver Agreement will remain in effect and will be contractually binding for two years. The Fee Waiver Agreement may be terminated at any time by the Board of Trustees of the Trust, but may not be terminated by EGA during the term of the Fee Waiver Agreement. The Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

For the period from April 1, 2012 through February 28, 2013, ALPS Fund Services, Inc. (“AFS”), an affiliate of the Distributor, provided a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provided a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS received certain out of pocket costs, which were accrued daily and paid monthly by the ETFs. Effective March 1, 2013, the Board appointed an officer of EGA to serve as Principal Financial Officer to the Trust.

Effective as of March 1, 2013, EGA and ALPS Fund Services, Inc. entered into an amended Compliance Services Agreement whereby, AFS will provide a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. As compensation for the foregoing services, AFS will receive certain out of pocket costs and fixed fees, which will be accrued for by the Trust and paid for by EGA under the written fee waiver and expense reimbursement agreement. Commencing April 1, 2013, such fees are paid by EGA out of the Unified Fee (defined above).

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a representation of the corresponding Underlying Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF consists solely of cash in U.S. dollars. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities. This charge is either debited or credited to Paid-in Capital.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Since March 31, 2014, the following Funds paid dividends:

Fund Name	Ticker	Per Share Distributed	Payable Date
Dividend High Income ETF	EMHD	$0.27530	4/30/2014
Short Term Investment Grade Bond ETF	SEMF	$0.01438	4/30/2014
Intermediate Term Investment Grade Bond ETF	IEMF	$0.05288	4/30/2014
Long Term Investment Grade Bond ETF	LEMF	$0.06645	4/30/2014

Other than the above distributions, no notable events have occurred between year-end and the issuance of the financial statements.

88   EGA Emerging Global Shares Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities of EGShares Beyond BRICs ETF, EGShares Brazil Infrastructure ETF, EGShares China Infrastructure ETF, EGShares EM Dividend High Income ETF, EGShares Emerging Markets Dividend Growth ETF, EGShares TCW EM Intermediate Term Investment Grade Bond ETF, EGShares TCW EM Long Term Investment Grade Bond ETF and EGShares TCW EM Short Term Investment Grade Bond ETF, each a series of shares of beneficial interest of the EGA Emerging Global Shares Trust, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and financial highlights for each of the respective years or periods presented. We have also audited the accompanying consolidated statements of assets and liabilities of EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF and EGShares Low Volatility Emerging Markets Dividend ETF, each a series of shares of beneficial interest in the EGA Emerging Global Shares Trust, including the consolidated schedules of investments, as of March 31, 2014, and the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EGShares Beyond BRICs ETF, EGShares Brazil Infrastructure ETF, EGShares China Infrastructure ETF, EGShares EM Dividend High Income ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Dividend Growth ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF, EGShares Low Volatility Emerging Markets Dividend ETF, EGShares TCW EM Intermediate Term Investment Grade Bond ETF, EGShares TCW EM Long Term Investment Grade Bond ETF, and EGShares TCW EM Short Term Investment Grade Bond ETF as of March 31, 2014, and the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 29, 2014

EGA Emerging Global Shares Trust   89

Federal Income Tax Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
EGShares Beyond BRICs ETF	00.0%	42.00%
EGShares Brazil Infrastructure ETF	00.0%	2.00%
EGShares Dividend High Income ETF	00.0%	72.00%
EGShares China Infrastructure ETF	00.0%	100.00%
EGShares Emerging Markets Consumer ETF	00.0%	100.00%
EGShares Emerging Markets Core ETF	00.0%	100.00%
EGShares Emerging Markets Dividend Growth ETF	00.0%	100.00%
EGShares Emerging Markets Domestic Demand ETF	00.0%	100.00%
EGShares India Consumer ETF	00.0%	00.0%
EGShares India Infrastructure ETF	00.0%	100.00%
EGShares India Small Cap ETF	00.0%	100.00%
EGShares Low Volatility Emerging Markets Dividend ETF	00.0%	100.00%
EGShares TCW EM Intermediate Term Investment Grade Bond ETF	00.0%	00.0%
EGShares TCW EM Long Term Investment Grade Bond ETF	00.0%	00.0%
EGShares TCW EM Short Term Investment Grade Bond ETF	00.0%	00.0%

90   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited)

At the February 27, 2014 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the investment advisory agreements (collectively, the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to EGShares Emerging Markets Consumer ETF, EGShares Beyond BRICs ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Infrastructure ETF, EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF, EGShares India Small Cap ETF, EGShares Emerging Markets Core ETF, EGShares India Consumer ETF, and EGShares Low Volatility Emerging Markets Dividend ETF (each, a “Fund,” and collectively, the “Funds”), for the period March 1, 2014 until February 28, 2015. Under the Advisory Agreement, EGA is obligated to pay all of the ordinary operating expenses of each Fund (the “Unified Fee”).

In connection with considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA provides and expects to provide to the Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Board considered data compiled by ETF Database, an independent data provider, comparing the advisory fees, expenses and performance of the Funds with fees and expenses of other ETFs with similar investment objectives and policies. The Board, including the Independent Trustees, concluded that the ETF Database report was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services provided, and to be provided, to each Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services provided to each Fund by EGA.  The Board reviewed the services that EGA has provided, and is expected to provide, for each Fund. In connection with the advisory services provided to each Fund, the Board noted EGA’s significant responsibilities as the Funds’ investment advisor, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; management of intermediate Mauritius Companies for those Funds with significant investments in India; and oversight of general portfolio compliance with relevant law. The Board noted that it had reviewed and considered most, if not all, of these items at its meetings throughout the course of the year.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an advisor and sub-advisor to the Funds. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisors to similar clients, and the cost of the services provided.  The Board compared both the services rendered and the fees paid pursuant to the Advisory Agreements for each Fund that is currently listed for trading on an exchange (the “Operational Funds”) to contracts of other registered investment advisors providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of other ETFs considered to be in such Fund’s peer group, as chosen by ETF Database for periods that the Funds were in operation through December 31, 2013.

The Board noted that the advisory fee of the EGShares Beyond BRICs ETF was below the median fees charged by other funds in the Fund’s peer group. The Board also noted that the total expenses of the Fund were also below the median total expenses of other funds in the Fund’s peer group.

The Board noted that the advisory fees of the EGShares Low Volatility Emerging Markets Dividend ETF, EGShares Emerging Markets Core ETF, EGShares India Small Cap ETF and EGShares India Infrastructure ETF were between the median and the maximum range of fees charged by other funds in each Fund’s peer group. The Board also noted that the total expenses of these Funds were between the median and the maximum range of total expenses of other funds in each Fund’s respective peer group.

EGA Emerging Global Shares Trust   91

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

The Board noted that the advisory fee of the EGShares India Consumer ETF was equal to the maximum range of fees charged by other funds in the Fund’s peer group. The Board also noted that the total expenses of the Fund were between the median and the maximum range of total expenses of other funds in the Fund’s peer group.

The Board noted that the advisory fee for each of the EGShares Emerging Markets Consumer ETF (after giving effect to breakpoints), EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF and Emerging Markets Domestic Demand ETF was above the maximum range of fees charged by other funds in each Fund’s peer group. The Board also noted that the total expenses of the Funds were above the maximum range of total expenses of other funds in each Fund’s respective peer group.

The Board considered the appropriateness of the investment advisory fees and expense ratios of the Funds under the Unified Fee compared to the fees and expenses of the ETFs in the peer groups selected by ETF Database. The Board received information regarding the costs, including operational costs borne by EGA under the Unified Fee, and profitability of EGA in connection with serving as advisor to each Fund. The Board also received information regarding the additional costs of operating the Funds that invest in a related Mauritius Company in order to invest directly in Indian companies, which increases the operational costs for those Funds. The Board noted EGA’s assumption of the contractual obligation to limit each Fund’s expenses through the Unified Fee, which cannot be changed without shareholder approval.

After comparing each Fund’s fees and expenses with those of other funds in each Fund’s peer group, including for those Funds whose fees and expenses were at or above the maximum range compared to their peer groups, and in light of the nature, quality, and extent of services provided by EGA and the costs incurred by EGA in rendering those services and absorbing the Funds’ ordinary operating expenses under the Unified Fee, the Board concluded that the fees paid to EGA with respect to each Fund were fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale were realized as each Fund grew and whether fee levels reflect such economies of scale.  With respect to each Operational Fund, the Board received information and reviewed EGA’s profitability and/or the extent to which EGA supported each Operational Fund’s net expense ratio. The Board then considered economies of scale and the asset level of each Fund. EGA informed the Board that certain of the Funds were not yet at a sufficient size to be experiencing economies of scale, and that EGA would consider addressing economies of scale when assets under management reached appropriate levels. The Board noted that breakpoints had been established for EGShares Emerging Markets Consumer ETF. The Board received information regarding EGA’s financial condition and reviewed EGA’s financial statements. The Board concluded that EGA’s level of profitability with respect to each of the Operational Funds was reasonable and consistent with the level of services that EGA provides to the Funds.

(d) Investment performance of EGA.  The Board considered the investment performance of the Operational Funds, including tracking error. In particular, the Board considered the investment performance of the Operational Funds relative to their stated objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in each Fund’s investment objective, and EGA’s success in reaching each Fund’s objectives. The Board noted that tracking error data had been provided to the Board throughout the year by EGA.

The Board noted that the tracking error for EGShares Beyond BRICs ETF ranged from -1.38% to 0.26% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets Brazil Infrastructure ETF ranged from -0.32% to 0.22% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets China Infrastructure ETF ranged from -0.24% to 0.12% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets Consumer ETF ranged from 0.02% to 0.14% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets Core ETF ranged from -0.20% to 0.22% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Domestic Demand ETF ranged from -0.43% to 0.14% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Low Volatility Emerging Markets Dividend ETF ranged from -0.50% to 0.51% for each of the four quarters of 2013.

92   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited)  (concluded)

The Board noted that the tracking error for EGShares India Consumer ETF ranged from -0.22% to 0.31% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets India Infrastructure ETF ranged from -0.10% to 1.55% for each of the four quarters of 2013.

The Board noted that the tracking error for EGShares Emerging Markets India Small Cap ETF ranged from -0.10% to 1.53% for each of the four quarters of 2013.

The Board was informed that comparative data on tracking errors of other ETFs was not readily available. The Board noted, however, that the tracking error of the Funds was generally within 1%, with only a small number of temporary exceptions, which EGA believed was consistent with industry standards. The Board also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the NAV of the Funds, and by how much, measured in basis points.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee and other reports that the Board had received and reviewed throughout the year, the Board concluded that the advisory fees and total expense ratios were reasonable in relation to the services provided, and to be provided, by EGA to each Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board determined that the approval of the Advisory Agreement with EGA was in the best interest of each Fund and their shareholders.

EGA Emerging Global Shares Trust   93

Board Review and Approval of Sub-Advisory Agreement (Unaudited)

At the November 14, 2013 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the sub-advisory agreement (the “Sub-Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and TCW Investment Management Company (“TCW”) with respect to the EGShares TCW EM Short Term Investment Grade Bond ETF, EGShares TCW EM Intermediate Term Investment Grade Bond ETF and EGShares TCW EM Long Term Investment Grade Bond ETF series of the Trust (each, a “Fund,” and collectively, the “Funds”). Under the Sub-Advisory Agreement, EGA is obligated to pay TCW’s sub-advisory fee, along with all of the other ordinary operating expenses of each Fund, out of EGA’s investment advisory fee (the “Unified Fee”).

In connection with considering approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA and TCW, including: (i) a copy of the Sub-Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that TCW expects to provide to the Funds, and the fees that TCW charges for such services; (iii) information concerning the financial condition, business, operations, portfolio management team and compliance program of TCW; (iv) a copy of the current Form ADV for TCW; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Board considered data compiled by ETF Database, an independent data provider, comparing the advisory fees, expenses and performance of the Funds with fees and expenses of other ETFs with similar investment objectives and policies. The Board, including the Independent Trustees, concluded that the ETF Database report was useful and reliable for the purpose of reviewing the Sub-Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services to be provided to each Fund by TCW; the personnel and operations of TCW; the investment performance of the Funds; the profitability to TCW under the Sub-Advisory Agreement; any “fall-out” benefits to TCW (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services to be provided to each Fund by TCW.  The Board reviewed the services that TCW is expected to provide to each Fund. In connection with the sub-advisory services to be provided to each Fund, the Board noted TCW’s significant responsibilities as the Funds’ sub-adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund and ensuring compliance with the investment strategies, policies, and limitations of the Funds; determining daily baskets of deposit securities and cash components; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and oversight of general portfolio compliance with relevant law. The Board considered the successful performance of TCW in managing other emerging market fixed income investment products.

The Board reviewed TCW’s emerging market fixed income portfolio management team, including the team’s performance, staffing, skills and compensation program. The Board considered various other products, portfolios and entities that are advised by TCW; the allocation of assets and expenses among and within them; their relative fees and reasons for differences in fees; and potential conflicts of interest. The Board considered the selection and due diligence process employed by EGA in proposing TCW as the sub-adviser to the Funds, including the due diligence undertaken with respect to TCW’s compliance capabilities, and efforts to integrate TCW’s operations, policies, procedures and compliance functions with those of EGA.

Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to benefit from the nature, quality, and extent of these services, as well as TCW’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by TCW and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by TCW from the relationship with the Funds.  The Board compared both the services to be rendered by TCW and the proposed sub-advisory fees to be paid to TCW pursuant to the Sub-Advisory Agreement for each Fund to those of other similar ETFs. The Board noted that TCW’s sub-advisory fees would be paid by EGA from its investment advisory fees to TCW as part of the Unified Fee, and accordingly the expenses of the Funds would not increase as a result of adding TCW as a sub-adviser. The Board further noted that TCW’s sub-advisory fees were the product of arms-length negotiations between EGA and TCW. The Board considered the allocation of the investment advisory fee between EGA and TCW in light of the nature, extent and quality of the investment management services expected to be provided by EGA and TCW. The Board also considered the extent to which TCW may derive ancillary benefits from the Funds’ operations.

94   EGA Emerging Global Shares Trust

Board Review and Approval of Sub-Advisory Agreement (Unaudited)  (concluded)

The Board compared each Fund’s proposed sub-advisory fees and projected expense ratios for the first year of operations to other ETFs considered to be in each Fund’s peer group. The Board noted that the Funds’ proposed sub-advisory fees and expenses under the Unified Fee were in the lower range of each Fund’s respective peer group. The Board also noted that each Fund’s overall management fees and expense ratios had previously been reviewed and approved by the Board in connection with the approval of the investment advisory agreement with EGA on behalf of each of the Funds.

After comparing each Fund’s fees and expenses with those of other funds in each Fund’s peer group, and in light of the nature, quality, and extent of services to be provided by TCW and the costs expected to be incurred by TCW in rendering those services, the Board concluded that the sub-advisory fees proposed to be paid to TCW with respect to each Fund were fair and reasonable.

(c) TCW’s profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale.  The Board considered the cost of the services to be provided and the profits to be realized by TCW from its relationship with the Funds. The Board noted that it could not evaluate TCW’s profitability with respect to the Funds as they had not commenced operations.

The Board then considered economies of scale realized by TCW as the Funds grow larger and the extent to which they are shared with fund shareholders, as for example, in the level of the investment management and sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Funds directly or indirectly. Since the Funds had not commenced operations, the Board concluded that economies of scale were difficult to assess at this time.

(d) Investment performance of TCW.  The Board noted that, as TCW has not provided any services to the Funds, there was no investment performance of TCW with respect to the Funds. As noted earlier, the Board did consider the investment performance of TCW in managing other emerging market fixed income investment products. The Board was informed that EGA and TCW would monitor the tracking error for each Fund daily, noting some degree of tracking error can be expected due to the Funds’ investments in emerging market securities. The factors that impact tracking error were also discussed with the Board, noting that it was TCW’s goal to keep index tracking error in the Funds to a minimum.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the presentations and materials that the Board had received and reviewed at the Meeting, the Board, including the Independent Trustees, concluded that: (i) the Funds were likely to benefit from the nature, quality, and extent of the services to be provided by TCW, as well as TCW’s ability to render such services based on its experience, operations and resources; and (ii) in light of the nature, quality, and extent of services proposed to be provided by TCW to the Funds, and the costs expected to be incurred and benefits expected to be gained by TCW in rendering those services, the proposed sub-advisory fee and the projected total expenses of the Funds under the Unified Fee were fair and reasonable compared with other funds in each Fund’s peer group, as chosen by ETF Database. As a result, the Board, including the Independent Trustees, decided to approve the Sub-Advisory Agreement with TCW for the Funds.

EGA Emerging Global Shares Trust   95

Board Review and Approval of EGShares Blue Chip ETF Advisory Agreement (Unaudited)

At the February 27, 2014 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the investment advisory agreement (the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to the EGShares Blue Chip ETF (the “Fund”). Under the Advisory Agreement, EGA is obligated to pay all of the ordinary operating expenses of the Fund (the “Unified Fee”).

In connection with considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA expects to provide to the Fund, and the fees that EGA proposes to charge for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Board considered data compiled by EGA comparing the advisory fee and expenses of the Fund with fees and expenses of other ETFs from an unaffiliated third party proprietary database, consisting of U.S.-listed ETFs with investment objectives, indexes and underlying holdings that EGA expected to be similar to the Fund (the “Peer Group”). The Board discussed the criteria used by EGA for selecting the Peer Group. The Board, including the Independent Trustees, concluded that the EGA report was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services to be provided to the Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to the Fund:

(a) The nature, extent, and quality of services to be provided to the Fund by EGA.  The Board reviewed the services that EGA is expected to provide to the Fund. In connection with the advisory services to be provided to the Fund, the Board noted EGA’s significant responsibilities as the Fund’s investment adviser, including: implementation of the investment management program of the Fund; management of the day-to-day investment and reinvestment of the assets in the Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; and oversight of general portfolio compliance with relevant law.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser to other series of the Trust. Based on their consideration and review of the foregoing information, the Board concluded that the Fund was likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided.  The Board compared both the services to be rendered and the fees to be paid pursuant to the Advisory Agreement for the Fund to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared the Fund’s proposed advisory fee and projected expense ratio to the advisory fees and expense ratios of other ETFs considered to be in the Fund’s Peer Group.

The Board noted that the advisory fee and expenses of the Fund were above the median advisory fees and expenses charged by other funds in the Peer Group, but were below the maximum advisory fees and expenses in the Peer Group. The Board considered the appropriateness of the proposed advisory fee and expense ratio of the Fund under the Unified Fee compared to the fees and expenses of the ETFs in the Peer Group selected by EGA. The Board received information regarding the costs, including operational costs borne by EGA under the Unified Fee. The Board noted EGA’s assumption of the contractual obligation to limit the Fund’s expenses through the Unified Fee could not be changed without shareholder approval.

After comparing the Fund’s fees and expenses with those of other funds in the Peer Group, and in light of the nature, quality, and extent of services to be provided by EGA and the costs incurred by EGA in rendering those services and absorbing the Fund’s ordinary operating expenses under the Unified Fee, the Board concluded that the fees to be paid to EGA with respect to the Fund were fair and reasonable.

96   EGA Emerging Global Shares Trust

Board Review and Approval of EGShares Blue Chip ETF Advisory Agreement (Unaudited)  (concluded)

(c) EGA’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.   The Board noted that, because the Fund had not commenced operations, it was not possible to assess either EGA’s profitability or the potential for economies of scale. EGA informed the Board that it would report on its profitability and consider addressing economies of scale when assets under management for the Fund reached appropriate levels. The Board did consider EGA’s profitability with respect to other series of the Trust, noting that EGA had in the past introduced breakpoints to its advisory fee for certain series of the Trust when assets under management had reached a significant size.

(d) Investment performance of EGA.   The Board noted that, because the Fund had not commenced operations, it was not possible to assess EGA’s investment performance with respect to the Fund. The Board did consider EGA’s investment performance with respect to other series of the Trust relative to their stated investment objectives to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in each series’ investment objective, and EGA’s success in reaching each series’ objectives, including tracking error.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee, the Board, including the Independent Trustees, concluded that the advisory fee and total expense ratio were reasonable in relation to the services to be provided by EGA to the Fund, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the Advisory Agreement with EGA would be in the best interest of the Fund and its shareholders.

EGA Emerging Global Shares Trust   97

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	42	Daxor Corp. (Medical Products and Biotechnology), since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008.	42	None
Jeffrey D. Haroldson, 1957	Trustee	Since 2009	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Ridgewood Capital Advisors LLC (consulting and business advisory services), President since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	42	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008.	42	None
1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Frontier Diversified Core Fund and the Trust, which together consist of forty-two funds. As of 3/31/14, sixteen of the forty-two funds were operational.
3	Mr. Holderith is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ Advisor.

98   EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)  (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since
January 2011; Board of Directors, Securities Industry and Financial
Markets Association, 2006 – 2011; UBS (and its predecessor,
PaineWebber), 1983 – 2009 (including various executive positions starting in 2001).
Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1973	Principal Financial Officer, Vice President and Treasurer	Since 2013	Emerging Global Advisors, LLC, Member and Chief Financial Officer
since August 2012. Goldman, Sachs & Co., Managing Director,
Financial Institutions Group, since October 2009. UBS Investment Bank,
Executive Director, Director, Associate Director, 2002 – 2009.
Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since
September 2009; ALPS ETF Trust, Chief Compliance Officer, since
December 2009; EGA EGShares Funds Trust, Chief Compliance Officer,
since March 2010; EGA Diversified Core Fund since November 2013;
ALPS Variable Investment Trust, Chief Compliance Officer, since
September 2009; BPV Family of Funds, Chief Compliance Officer since
September 2011; Broadview Opportunity Trust, Chief Compliance Officer since November 2013; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009.
1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

EGA Emerging Global Shares Trust   99

General Information (Unaudited)

Investment Advisor
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGShares Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the Funds website www.egshares.com, or by accessing the Securities Exchange Commission’s (the “SEC”) website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experience of its management, marketability of shares and other information.

100   EGA Emerging Global Shares Trust

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201)389-6872
(888)800-4EGS(4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares EM Dividend High Income ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Dividend Growth ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares TCW EM Intermediate Term Investment Grade Bond ETF

EGShares TCW EM Long Term Investment Grade Bond ETF

EGShares TCW EM Short Term Investment Grade Bond ETF

EGShares are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $177,500 for 2014 and $278,000 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for 2014 and $44,000 for 2013. The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	n/a

(c)	100%

(d)	n/a

(f)	The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2014 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EGA Emerging Global Shares Trust

By (Signature and Title)*	/s/ Robert C. Holderith Robert C. Holderith, President (principal executive officer)

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert C. Holderith Robert C. Holderith, President (principal executive officer)

Date: June 6, 2014

By (Signature and Title)*	/s/ Susan M. Ciccarone Susan M. Ciccarone, Chief Financial Officer (principal financial officer)

Date: June 6, 2014

* Print the name and title of each signing officer under his or her signature.